UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.19

SEMI-ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

July 15, 2019

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND[1]

Class A Shares	3.80%	-1.61%

Class B Shares[2]	3.34%	-2.41%

Class C Shares	3.44%	-2.32%

Advisor Class Shares[3]	3.99%	-1.33%

Class R Shares[3]	3.61%	-1.97%

Class K Shares[3]	3.80%	-1.63%

Class I Shares[3]	3.98%	-1.28%

Primary Benchmark: MSCI World Index	1.40%	-0.29%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	3.24%	1.38%

Bloomberg Barclays Global Aggregate Bond Index	5.37%	3.09%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2019, by 0.23% and 0.23%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2019. The table also includes the individual performance of the Bloomberg Barclays Global Aggregate Bond Index.

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During both periods, exposure to global equities, credit, interest-rate sensitive assets and Treasury inflation-protected securities (“TIPS”) all contributed to performance, while commodity exposure detracted, on an absolute basis.

For the six-month period, all share classes of the Fund outperformed the primary and blended benchmarks, before sales charges. The allocation to inflation-sensitive exposures, specifically TIPs, contributed, relative to the benchmark, as did sovereign debt and credit. Equities also added to returns, while commodities detracted.

For the 12-month period, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. The Fund is strategically diversified in multi-asset exposures, and the Fund’s commodity exposure detracted, as commodities underperformed. Allocation to sovereign debt, credit and TIPs added to performance, as these assets outperformed over the period.

The Fund utilized derivatives for hedging and investment purposes in the form of interest rate swaps, credit default swaps, written options and written swaptions, which added to absolute returns for both periods; futures, inflation swaps, total return swaps, purchased options and purchased swaptions detracted for both periods; currency forwards detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities posted small gains during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China and trade tensions weighed on investor sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve (the “Fed”), Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, as well as new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

Fixed-income markets generally rallied. Investment-grade securities outperformed, followed by global high yield and developed-market treasuries. Despite a stronger US dollar, emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed. Developed-market treasury yield curves either rallied or flattened, with short yields rising while longer maturities fell (bond yields move inversely to price). In terms of central bank actions, the European Central Bank formally ended its bond-buying program, but also announced a series of targeted longer-term refinancing operations, turning more dovish. The Bank of Canada ruled out interest-rate hikes for the remainder of the year, while the Reserve Bank of Australia brought its cash rate to a record low. The Bank of Japan also shared more dovish sentiment.

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The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equity, interest-rate and inflation-sensitive assets. Over the six-month period, the Fund maintained its overweight in risk allocation to global equities and held a slight underweight in risk allocation to interest-rate assets. Within equities, the Fund was overweight to US small- and mid-cap, as well as emerging-markets exposures, and was underweight US large-cap. Within interest-rate allocation, the Fund continued to underweight lower interest-rate countries.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including TIPS) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

(continued on next page)

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Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to

(continued on next page)

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gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities.

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DISCLOSURES AND RISKS (continued)

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.61%	-5.79%

5 Years	2.64%	1.75%

10 Years	6.83%	6.37%

CLASS B SHARES

1 Year	-2.41%	-6.32%

5 Years	1.85%	1.85%

10 Years[1]	6.18%	6.18%

CLASS C SHARES

1 Year	-2.32%	-3.30%

5 Years	1.88%	1.88%

10 Years	6.05%	6.05%

ADVISOR CLASS SHARES[2]

1 Year	-1.33%	-1.33%

5 Years	2.92%	2.92%

10 Years	7.13%	7.13%

CLASS R SHARES[2]

1 Year	-1.97%	-1.97%

5 Years	2.29%	2.29%

10 Years	6.50%	6.50%

CLASS K SHARES[2]

1 Year	-1.63%	-1.63%

5 Years	2.62%	2.62%

10 Years	6.83%	6.83%

CLASS I SHARES[2]

1 Year	-1.28%	-1.28%

5 Years	3.03%	3.03%

10 Years	7.29%	7.29%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.09%, 2.06%, 1.05%, 1.64%, 1.33% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.07%

5 Years	2.17%

10 Years	6.65%

CLASS B SHARES

1 Year	-1.49%

5 Years	2.26%

10 Years[1]	6.48%

CLASS C SHARES

1 Year	1.48%

5 Years	2.29%

10 Years	6.34%

ADVISOR CLASS SHARES[2]

1 Year	3.49%

5 Years	3.33%

10 Years	7.41%

CLASS R SHARES[2]

1 Year	2.91%

5 Years	2.72%

10 Years	6.78%

CLASS K SHARES[2]

1 Year	3.23%

5 Years	3.03%

10 Years	7.12%

CLASS I SHARES[2]

1 Year	3.61%

5 Years	3.45%

10 Years	7.57%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,038.00	$6.96	1.37%	$6.96	1.37%
Hypothetical**	$1,000	$1,018.10	$6.89	1.37%	$6.89	1.37%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,033.40	$10.95	2.16%	$11.00	2.17%
Hypothetical**	$1,000	$1,014.16	$10.85	2.16%	$10.90	2.17%
Class C
Actual	$1,000	$1,034.40	$10.75	2.12%	$10.80	2.13%
Hypothetical**	$1,000	$1,014.36	$10.65	2.12%	$10.70	2.13%
Advisor Class
Actual	$1,000	$1,039.90	$5.70	1.12%	$5.70	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%	$5.64	1.12%
Class R
Actual	$1,000	$1,036.10	$8.63	1.70%	$8.63	1.70%
Hypothetical**	$1,000	$1,016.45	$8.55	1.70%	$8.55	1.70%
Class K
Actual	$1,000	$1,038.00	$7.06	1.39%	$7.06	1.39%
Hypothetical**	$1,000	$1,018.00	$6.99	1.39%	$6.99	1.39%
Class I
Actual	$1,000	$1,039.80	$5.34	1.05%	$5.34	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%	$5.29	1.05%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $222.7

1

All data are as of May 31, 2019. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Ireland, Italy, Jordan, Luxembourg, Macau, Mongolia, Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa and United Arab Emirates.

14 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

May 31, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$86,357,106	38.8%

Japanese Government CPI Linked Bond Series 22	50,033,652	22.5

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 2M2	7,177,703	3.2

Hersha Hospitality Trust Series C	1,506,000	0.7

Pebblebrook Hotel Trust Series C	1,486,535	0.7

Mexico Government International Bond	1,201,002	0.5

SPDR S&P 500 ETF Trust	774,927	0.3

China Shenhua Energy Co., Ltd. – Class H	410,156	0.2

China Construction Bank Corp. – Class H	368,118	0.2

Agricultural Bank of China Ltd. – Class H	359,621	0.2

	$149,674,820	67.3%

1	Long-term investments.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 61.2%
Japan – 22.4%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	2,999,732	$28,719,532
Series 22 0.10%, 3/10/27		2,218,736	21,314,120

			50,033,652

United States – 38.8%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)(a)(b)	U.S.$	80,118	80,431,418
0.375%, 1/15/27 (TIPS)		5,926	5,925,688

			86,357,106

Total Inflation-Linked Securities (cost $137,384,155)			136,390,758

		Shares
COMMON STOCKS – 28.9%
Financials – 5.1%
Banks – 2.0%
ABN AMRO Group NV (GDR)(c)		1,125	23,768
Agricultural Bank of China Ltd. – Class H		838,000	359,621
Aozora Bank Ltd.		500	12,100
Australia & New Zealand Banking Group Ltd.		886	17,071
Banco Bilbao Vizcaya Argentaria SA		3,189	17,291
Banco de Sabadell SA		16,035	17,740
Banco Santander SA		3,802	16,668
Bank of America Corp.		1,350	35,910
Bank of China Ltd. – Class H		709,000	293,973
Bank of Communications Co., Ltd. – Class H		451,000	353,447
Bank of East Asia Ltd. (The)		3,800	11,839
Bank of Ireland Group PLC		2,334	12,476
Bank of Kyoto Ltd. (The)		400	15,534
Bank of Montreal		747	54,229
Bank of Nova Scotia (The)		862	43,725
Bank of Queensland Ltd.		2,070	13,275
Bankia SA		6,083	15,330
Bankinter SA		3,395	24,495
Barclays PLC		10,110	19,053
BB&T Corp.		899	42,028
Bendigo & Adelaide Bank Ltd.		1,883	14,646
BNP Paribas SA		331	15,178
BOC Hong Kong Holdings Ltd.		4,000	15,374

16 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CaixaBank SA	4,609	$14,160
Canadian Imperial Bank of Commerce	584	44,284
Chiba Bank Ltd. (The)	3,000	14,287
China CITIC Bank Corp., Ltd. – Class H	530,000	301,283
China Construction Bank Corp. – Class H	465,000	368,118
China Everbright Bank Co., Ltd. – Class H	690,000	311,739
China Minsheng Banking Corp., Ltd. – Class H	425,400	309,560
Chugoku Bank Ltd. (The)	1,200	11,235
CIT Group, Inc.	697	33,135
Citigroup, Inc.	564	35,053
Citizens Financial Group, Inc.	745	24,272
Comerica, Inc.	403	27,734
Commerzbank AG	2,045	14,331
Commonwealth Bank of Australia	310	16,848
Concordia Financial Group Ltd.	3,600	13,696
Credit Agricole SA	1,641	18,652
Danske Bank A/S	858	14,062
DBS Group Holdings Ltd.	1,100	19,471
DNB ASA	1,818	30,820
Erste Group Bank AG(d)	821	29,098
Fifth Third Bancorp	1,167	30,925
First Republic Bank/CA	402	39,002
Fukuoka Financial Group, Inc.	800	13,621
Hachijuni Bank Ltd. (The)	2,900	12,028
Hang Seng Bank Ltd.	1,100	27,612
Hiroshima Bank Ltd. (The)	2,000	10,190
HSBC Holdings PLC	5,317	43,341
Huntington Bancshares, Inc./OH	2,387	30,196
ING Groep NV	1,574	17,001
Intesa Sanpaolo SpA	18,206	37,134
Japan Post Bank Co., Ltd.	1,400	14,308
JPMorgan Chase & Co.	448	47,470
KBC Group NV	411	26,977
KeyCorp	1,685	26,909
Kyushu Financial Group, Inc.	2,700	10,600
Lloyds Banking Group PLC	36,308	26,243
M&T Bank Corp.	381	60,808
Mebuki Financial Group, Inc.	4,400	10,995
Mitsubishi UFJ Financial Group, Inc.	2,500	11,482
Mizuho Financial Group, Inc.	9,000	12,687
National Australia Bank Ltd.	869	15,942
National Bank of Canada	1,132	50,846
Nedbank Group Ltd.	313	5,633
Nordea Bank Abp	3,090	21,811
Oversea-Chinese Banking Corp., Ltd.	2,279	17,564
People’s United Financial, Inc.	2,269	34,875
PNC Financial Services Group, Inc. (The)	291	37,033

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Raiffeisen Bank International AG	1,044	$24,244
Regions Financial Corp.	1,804	24,949
Resona Holdings, Inc.	2,200	9,271
Royal Bank of Canada	718	53,962
Royal Bank of Scotland Group PLC	6,922	18,677
Seven Bank Ltd.	4,800	12,246
Shinsei Bank Ltd.	1,000	14,138
Shizuoka Bank Ltd. (The)	2,000	15,736
Signature Bank/New York NY	215	24,628
Skandinaviska Enskilda Banken AB – Class A	3,315	29,409
Societe Generale SA	422	10,557
Standard Chartered PLC	2,940	25,497
Sumitomo Mitsui Financial Group, Inc.	500	17,326
Sumitomo Mitsui Trust Holdings, Inc.	400	14,615
SunTrust Banks, Inc.	583	34,986
Suruga Bank Ltd.(d)	800	3,199
Svenska Handelsbanken AB – Class A	2,923	28,728
Swedbank AB – Class A	1,696	24,324
Toronto-Dominion Bank (The)	1,045	57,136
UniCredit SpA	1,079	12,233
United Overseas Bank Ltd.	1,000	17,130
US Bancorp	800	40,160
Wells Fargo & Co.	690	30,615
Westpac Banking Corp.	832	15,896
Yamaguchi Financial Group, Inc.	2,000	14,742

		4,364,246

Capital Markets – 1.0%
3i Group PLC	4,463	59,246
Affiliated Managers Group, Inc.	225	18,860
Ameriprise Financial, Inc.	250	34,558
ASX Ltd.	592	31,018
Bank of New York Mellon Corp. (The)	853	36,415
BlackRock, Inc. – Class A	109	45,296
Brookfield Asset Management, Inc. – Class A	1,245	57,110
Charles Schwab Corp. (The)	729	30,334
CI Financial Corp.	2,261	33,942
CITIC Securities Co., Ltd. – Class H	161,000	293,808
CME Group, Inc. – Class A	377	72,429
Credit Suisse Group AG(d)	1,310	14,823
Daiwa Securities Group, Inc.	2,000	8,700
Deutsche Bank AG	1,113	7,548
Deutsche Boerse AG	355	48,858
E*TRADE Financial Corp.	742	33,242
Eaton Vance Corp.	655	25,034
Franklin Resources, Inc.(e)	837	26,633
Goldman Sachs Group, Inc. (The)	162	29,563
Haitong Securities Co., Ltd. – Class H	198,800	204,271

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hargreaves Lansdown PLC	1,868	$53,313
Hong Kong Exchanges & Clearing Ltd.	900	28,646
IGM Financial, Inc.	1,289	34,981
Intercontinental Exchange, Inc.	727	59,767
Invesco Ltd.	1,109	21,670
Investec PLC	4,737	27,518
Japan Exchange Group, Inc.	1,100	16,948
Julius Baer Group Ltd.(d)	634	24,991
London Stock Exchange Group PLC	1,249	83,398
Macquarie Group Ltd.	261	21,716
Moody’s Corp.	325	59,436
Morgan Stanley	735	29,907
MSCI, Inc. – Class A	361	79,424
Nasdaq, Inc.	753	68,252
Natixis SA	3,393	15,542
Nomura Holdings, Inc.	2,100	6,571
Northern Trust Corp.	412	35,234
Partners Group Holding AG	68	47,666
Quilter PLC(c)	3,254	5,445
Raymond James Financial, Inc.	418	34,518
S&P Global, Inc.	311	66,517
SBI Holdings, Inc./Japan	1,300	29,831
Schroders PLC	944	34,773
SEI Investments Co.	695	34,924
Singapore Exchange Ltd.	3,300	17,748
St. James’s Place PLC	2,130	28,134
Standard Life Aberdeen PLC	11,793	39,859
State Street Corp.	421	23,260
T. Rowe Price Group, Inc.	627	63,415
TD Ameritrade Holding Corp.	771	38,357
UBS Group AG(d)	1,814	20,875

		2,264,324

Consumer Finance – 0.1%
Acom Co., Ltd.	4,000	13,328
AEON Financial Service Co., Ltd.	800	12,728
Ally Financial, Inc.	1,228	35,452
American Express Co.	516	59,190
Capital One Financial Corp.	376	32,287
Credit Saison Co., Ltd.	900	9,650
Discover Financial Services	568	42,344
Navient Corp.	1,339	17,461
Provident Financial PLC	1,368	7,814
Synchrony Financial	1,033	34,740

		264,994

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.3%
AMP Ltd.	3,999	$5,997
Berkshire Hathaway, Inc. – Class B(d)	231	45,604
Challenger Ltd.	1,797	10,054
Element Fleet Management Corp.	3,194	23,111
EXOR NV	480	30,033
First Pacific Co., Ltd.	22,000	8,928
Groupe Bruxelles Lambert SA	600	55,884
IHS Markit Ltd.(d)	1,109	63,646
Industrivarden AB – Class C	1,828	36,874
Investor AB – Class B	902	38,956
Jefferies Financial Group, Inc.	1,464	25,869
Kinnevik AB	1,368	34,841
L E Lundbergforetagen AB – Class B	856	28,079
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	17,367
Onex Corp.	648	36,959
ORIX Corp.	1,000	14,099
Pargesa Holding SA	691	51,105
Voya Financial, Inc.	775	39,471
Wendel SA	294	37,419

		604,296

Insurance – 1.7%
Admiral Group PLC	1,243	32,351
Aegon NV	4,545	20,764
Aflac, Inc.	1,388	71,204
Ageas	832	40,632
AIA Group Ltd.	2,400	22,546
Alleghany Corp.(d)	66	43,778
Allianz SE	222	49,158
Allstate Corp. (The)	643	61,413
American International Group, Inc.	720	36,770
Aon PLC	435	78,330
Arch Capital Group Ltd.(d)	1,779	61,251
Arthur J Gallagher & Co.	958	80,664
Assicurazioni Generali SpA	1,915	33,546
Assurant, Inc.	420	41,983
Aviva PLC	5,185	26,507
Axis Capital Holdings Ltd.	710	42,302
Baloise Holding AG	288	47,898
Brighthouse Financial, Inc.(d)	60	2,129
China Life Insurance Co., Ltd. – Class H	88,000	204,978
Chubb Ltd.	371	54,192
Cincinnati Financial Corp.	705	69,259
CNP Assurances	1,623	34,785
Dai-ichi Life Holdings, Inc.	1,000	14,363
Direct Line Insurance Group PLC	8,791	35,144
Everest Re Group Ltd.	214	52,999

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fairfax Financial Holdings Ltd.	85	$38,991
Fidelity National Financial, Inc.	1,183	45,605
Gjensidige Forsikring ASA	2,409	46,907
Great-West Lifeco, Inc.	2,017	45,665
Hannover Rueck SE	383	57,329
Hartford Financial Services Group, Inc. (The)	878	46,235
Ia Financial Corp., Inc.(d)	1,008	37,826
Insurance Australia Group Ltd.	3,763	19,909
Intact Financial Corp.	960	82,540
Japan Post Holdings Co., Ltd.	1,600	17,720
Legal & General Group PLC	13,473	43,657
Lincoln National Corp.	446	26,515
Loews Corp.	1,014	52,079
Manulife Financial Corp.	2,171	36,430
Mapfre SA	8,898	26,082
Markel Corp.(d)	39	41,296
Marsh & McLennan Cos., Inc.	753	71,987
Medibank Pvt Ltd.	7,758	17,753
MetLife, Inc.	661	30,545
MS&AD Insurance Group Holdings, Inc.	400	12,645
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	51,124
New China Life Insurance Co., Ltd. – Class H	74,000	344,198
NN Group NV	985	37,391
Old Mutual Ltd.	9,763	14,009
Poste Italiane SpA(c)	5,111	49,542
Power Corp. of Canada	1,760	37,099
Power Financial Corp.	1,872	41,329
Principal Financial Group, Inc.	589	30,375
Progressive Corp. (The)	1,147	90,934
Prudential Financial, Inc.	336	31,040
Prudential PLC	1,555	30,993
QBE Insurance Group Ltd.	1,386	11,179
Reinsurance Group of America, Inc. – Class A	376	55,671
RenaissanceRe Holdings Ltd.	388	67,683
RSA Insurance Group PLC	5,407	37,759
Sampo Oyj – Class A	886	38,308
SCOR SE	791	32,542
Sompo Holdings, Inc.	400	15,089
Sony Financial Holdings, Inc.	1,072	23,648
Sun Life Financial, Inc.	1,344	52,165
Suncorp Group Ltd.	1,549	13,953
Swiss Life Holding AG	132	60,038
Swiss Re AG	469	44,499
T&D Holdings, Inc.	1,250	12,959
Tokio Marine Holdings, Inc.	400	19,823
Torchmark Corp.	598	51,135

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	464	$67,544
Trisura Group Ltd.(d)	7	156
Tryg A/S	1,864	58,261
UnipolSai Assicurazioni SpA	12,165	29,574
Unum Group	830	26,137
Willis Towers Watson PLC	352	61,776
WR Berkley Corp.	1,102	68,544
Zurich Insurance Group AG	154	49,901

		3,713,040

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.	2,408	39,491
Annaly Capital Management, Inc.	3,658	32,227

		71,718

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.(e)	3,312	32,888

		11,315,506

Information Technology – 3.6%
Communications Equipment – 0.2%
Cisco Systems, Inc.	2,148	111,760
F5 Networks, Inc.(d)	462	61,021
Juniper Networks, Inc.	2,077	51,115
Motorola Solutions, Inc.	840	125,958
Nokia Oyj	5,115	25,629
Telefonaktiebolaget LM Ericsson – Class B	4,594	44,202

		419,685

Electronic Equipment, Instruments & Components – 0.4%
Alps Alpine Co., Ltd.	500	8,218
Amphenol Corp. – Class A	1,084	94,308
Arrow Electronics, Inc.(d)	775	48,561
Avnet, Inc.	1,566	63,955
CDW Corp./DE	1,016	100,015
Corning, Inc.	2,176	62,756
Flex Ltd.(d)	3,294	29,448
FLIR Systems, Inc.	1,824	88,154
Hamamatsu Photonics KK	600	21,387
Hexagon AB – Class B	836	38,778
Hirose Electric Co., Ltd.	105	11,430
Hitachi High-Technologies Corp.	500	21,084
Hitachi Ltd.	800	26,938
Ingenico Group SA	325	25,931
Keyence Corp.	100	56,185
Kyocera Corp.	400	24,275
Murata Manufacturing Co., Ltd.	300	12,817

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nippon Electric Glass Co., Ltd.	400	$9,576
Omron Corp.	500	23,531
Shimadzu Corp.	1,100	27,320
TDK Corp.	300	20,198
TE Connectivity Ltd.	878	73,954
Trimble, Inc.(d)	1,320	52,668
Yaskawa Electric Corp.	1,000	28,631
Yokogawa Electric Corp.	1,200	23,170

		993,288

IT Services – 1.2%
Accenture PLC – Class A	613	109,157
Akamai Technologies, Inc.(d)	806	60,740
Alliance Data Systems Corp.	215	29,562
Amadeus IT Group SA – Class A	787	60,032
Atos SE	247	18,788
Automatic Data Processing, Inc.	831	133,060
Black Knight, Inc.(d)	362	20,522
Broadridge Financial Solutions, Inc.	1,174	146,597
Capgemini SE	360	40,246
CGI, Inc.(d)	1,595	116,262
Cognizant Technology Solutions Corp. – Class A	1,099	68,061
Computershare Ltd.	1,857	21,391
DXC Technology Co.	635	30,188
Fidelity National Information Services, Inc.	969	116,571
First Data Corp. – Class A(d)	3,401	86,453
Fiserv, Inc.(d)(e)	1,338	114,881
FleetCor Technologies, Inc.(d)	249	64,294
Fujitsu Ltd.	200	13,483
Gartner, Inc.(d)	575	86,997
Global Payments, Inc.	567	87,341
International Business Machines Corp.	502	63,749
Mastercard, Inc. – Class A	649	163,217
Nomura Research Institute Ltd.	700	34,001
NTT Data Corp.	2,000	23,784
Obic Co., Ltd.	300	35,982
Otsuka Corp.	600	23,204
Paychex, Inc.	1,472	126,283
PayPal Holdings, Inc.(d)	1,263	138,614
Perspecta, Inc.	317	6,882
Sabre Corp.	2,420	49,078
Total System Services, Inc.	1,066	131,683
VeriSign, Inc.(d)	824	160,663
Visa, Inc. – Class A	718	115,835
Western Union Co. (The) – Class W(e)	3,117	60,470
Worldline SA/France(c)(d)	98	5,880
Worldpay, Inc. – Class A(d)	1,056	128,452

		2,692,403

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Micro Devices, Inc.(d)(e)	2,015	$55,231
Analog Devices, Inc.	607	58,648
Applied Materials, Inc.	967	37,413
ASM Pacific Technology Ltd.	1,400	13,571
ASML Holding NV	269	50,640
Broadcom, Inc.	205	51,586
Infineon Technologies AG	1,599	28,478
Intel Corp.	1,884	82,971
KLA-Tencor Corp.	609	62,770
Lam Research Corp.	384	67,050
Marvell Technology Group Ltd.(e)	2,554	56,954
Maxim Integrated Products, Inc.	1,384	72,785
Microchip Technology, Inc.(e)	789	63,144
Micron Technology, Inc.(d)	1,172	38,219
NVIDIA Corp.	256	34,678
NXP Semiconductors NV	516	45,491
Qorvo, Inc.(d)	444	27,164
QUALCOMM, Inc.	984	65,751
Rohm Co., Ltd.	200	12,260
Skyworks Solutions, Inc.	431	28,718
STMicroelectronics NV	1,365	20,640
Texas Instruments, Inc.	847	88,351
Tokyo Electron Ltd.	100	13,458
Xilinx, Inc.	811	82,973

		1,158,944

Software – 1.0%
Adobe, Inc.(d)	449	121,634
ANSYS, Inc.(d)	635	113,983
Autodesk, Inc.(d)	395	63,559
BlackBerry Ltd.(d)	2,745	21,548
Cadence Design Systems, Inc.(d)	1,796	114,172
CDK Global, Inc.	1,015	49,126
Citrix Systems, Inc. – Class C	604	56,848
Constellation Software, Inc./Canada	106	91,786
Dassault Systemes SE	646	95,850
Fortinet, Inc.(d)	1,023	74,147
Gemalto NV(d)	365	20,796
Intuit, Inc.	570	139,564
Micro Focus International PLC (ADR)(e)	345	8,270
Microsoft Corp.	995	123,062
Nuance Communications, Inc.(d)	2,749	47,200
OneMarket Ltd.(d)	129	71
Open Text Corp.	1,658	65,923
Oracle Corp.	1,536	77,722

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oracle Corp./Japan	400	$27,788
Palo Alto Networks, Inc.(d)	297	59,442
Red Hat, Inc.(d)	568	104,682
Sage Group PLC (The)	5,404	50,949
salesforce.com, Inc.(d)	534	80,853
SAP SE	466	57,405
ServiceNow, Inc.(d)	428	112,106
Splunk, Inc.(d)	575	65,544
Symantec Corp.	1,835	34,370
Synopsys, Inc.(d)	974	113,413
Trend Micro, Inc./Japan	400	17,849
VMware, Inc. – Class A	527	93,268
Workday, Inc. – Class A(d)	384	78,382

		2,181,312

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	407	71,254
Brother Industries Ltd.	900	15,313
Canon, Inc.	900	25,355
Dell Technologies, Inc. – Class C(d)	1,368	81,464
FUJIFILM Holdings Corp.	600	28,590
Hewlett Packard Enterprise Co.	3,043	41,750
HP, Inc.	2,579	48,176
Konica Minolta, Inc.	2,400	21,057
NEC Corp.	700	25,843
NetApp, Inc.	1,082	64,054
Ricoh Co., Ltd.	2,300	22,214
Seagate Technology PLC	978	40,929
Seiko Epson Corp.	900	13,191
Western Digital Corp.	465	17,307
Xerox Corp.	1,717	52,557

		569,054

		8,014,686

Industrials – 3.1%
Aerospace & Defense – 0.4%
Airbus SE	181	23,174
Arconic, Inc.	824	18,046
BAE Systems PLC	2,639	15,087
Boeing Co. (The)	219	74,813
Bombardier, Inc. – Class B(d)	7,317	10,989
CAE, Inc.	2,809	71,638
Cobham PLC(d)	9,287	11,694
Dassault Aviation SA	11	13,726
General Dynamics Corp.	241	38,758
Harris Corp.(e)	675	126,353
Huntington Ingalls Industries, Inc.	180	36,922

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

L3 Technologies, Inc.	265	$64,146
Leonardo SpA	684	7,567
Lockheed Martin Corp.	198	67,031
Meggitt PLC	2,664	16,473
Northrop Grumman Corp.	198	60,043
Raytheon Co.	297	51,826
Rolls-Royce Holdings PLC(d)	1,271	13,805
Safran SA	174	22,830
Singapore Technologies Engineering Ltd.	4,200	11,973
Textron, Inc.	720	32,616
Thales SA	192	21,136
TransDigm Group, Inc.(d)	93	41,008
United Technologies Corp.	587	74,138

		925,792

Air Freight & Logistics – 0.1%
Bollore SA	3,319	14,971
CH Robinson Worldwide, Inc.	534	42,522
Deutsche Post AG	500	14,710
Expeditors International of Washington, Inc.	744	51,775
FedEx Corp.	189	29,159
Kuehne & Nagel International AG	139	18,488
Royal Mail PLC	3,581	9,265
United Parcel Service, Inc. – Class B	471	43,765
Yamato Holdings Co., Ltd.	400	8,076

		232,731

Airlines – 0.1%
American Airlines Group, Inc.	507	13,806
ANA Holdings, Inc.	400	13,374
Cathay Pacific Airways Ltd.	8,000	11,385
Delta Air Lines, Inc.	566	29,149
Deutsche Lufthansa AG	656	12,439
easyJet PLC	784	8,633
International Consolidated Airlines Group SA	1,885	10,699
Japan Airlines Co., Ltd.	400	12,543
Qantas Airways Ltd.	2,474	9,513
Singapore Airlines Ltd.	1,500	9,956
Southwest Airlines Co.	528	25,133
United Continental Holdings, Inc.(d)	315	24,460

		181,090

Building Products – 0.1%
AGC, Inc./Japan	200	6,403
AO Smith Corp.	711	28,795
Assa Abloy AB – Class B	848	16,503
Cie de Saint-Gobain	254	9,161
Daikin Industries Ltd.	100	12,094
Fortune Brands Home & Security, Inc.	681	32,729

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Geberit AG	50	$22,022
Johnson Controls International PLC	1,024	39,444
LIXIL Group Corp.	400	5,114
Masco Corp.	1,061	37,050
Resideo Technologies, Inc.(d)	63	1,240
TOTO Ltd.	300	11,121

		221,676

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	1,434	8,103
Brambles Ltd.	1,685	14,122
Cintas Corp.	386	85,626
Dai Nippon Printing Co., Ltd.	500	10,799
Edenred	463	21,122
G4S PLC	3,969	10,485
ISS A/S	413	11,633
Park24 Co., Ltd.	400	7,501
Republic Services, Inc. – Class A	966	81,714
Secom Co., Ltd.	200	17,068
Securitas AB – Class B	1,405	23,255
Societe BIC SA(d)	160	12,520
Sohgo Security Services Co., Ltd.	200	9,641
Stericycle, Inc.(d)(e)	372	17,253
Toppan Printing Co., Ltd.	500	7,269
Waste Connections, Inc.	891	84,324
Waste Management, Inc.	916	100,165

		522,600

Construction & Engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	457	18,771
Boskalis Westminster	549	12,373
Bouygues SA	319	11,152
China Communications Construction Co., Ltd. – Class H	248,000	220,612
China Railway Construction Corp., Ltd. – Class H	224,500	262,375
China Railway Group Ltd. – Class H	360,000	269,377
CIMIC Group Ltd.	319	9,989
Eiffage SA	192	18,354
Epiroc AB – Class A	436	4,055
Epiroc AB – Class B	520	4,700
Ferrovial SA	989	23,573
Fluor Corp.	716	19,848
HOCHTIEF AG	79	9,372
Jacobs Engineering Group, Inc.	615	46,303
JGC Corp.	700	9,281
Kajima Corp.	1,000	13,659

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Obayashi Corp.	1,000	$9,158
Orascom Construction PLC	173	1,003
Shimizu Corp.	1,000	8,120
Skanska AB – Class B	763	12,481
SNC-Lavalin Group, Inc.	1,097	19,552
Taisei Corp.	400	14,550
Vinci SA	175	17,257

		1,035,915

Electrical Equipment – 0.2%
ABB Ltd.	788	14,393
Acuity Brands, Inc.	140	17,314
AMETEK, Inc.	672	55,030
Eaton Corp. PLC	547	40,746
Emerson Electric Co.	688	41,445
Fuji Electric Co., Ltd.	400	13,245
Legrand SA	296	19,898
Mabuchi Motor Co., Ltd.	200	6,641
Melrose Industries PLC	9,810	20,258
Mitsubishi Electric Corp.	700	8,694
Nidec Corp.	100	12,397
nVent Electric PLC	481	11,092
OSRAM Licht AG	209	6,219
Prysmian SpA	537	8,934
Rockwell Automation, Inc.	235	34,980
Schneider Electric SE	198	15,638
Sensata Technologies Holding PLC(d)(e)	858	36,628
Vestas Wind Systems A/S	152	12,375

		375,927

Industrial Conglomerates – 0.1%
3M Co.	284	45,369
CK Hutchison Holdings Ltd.	1,184	11,183
DCC PLC	173	14,511
General Electric Co.	1,596	15,066
Honeywell International, Inc.	378	62,109
Jardine Matheson Holdings Ltd.	200	12,844
Jardine Strategic Holdings Ltd.	300	11,228
Keihan Holdings Co., Ltd.	400	17,225
Keppel Corp., Ltd.	2,400	10,546
NWS Holdings Ltd.	5,257	10,359
Roper Technologies, Inc.	184	63,281
Sembcorp Industries Ltd.	4,900	8,588
Siemens AG	118	13,372
Smiths Group PLC	1,381	25,092
Toshiba Corp.	200	6,344

		327,117

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.5%
AGCO Corp.	496	$33,014
Alfa Laval AB	849	17,408
Alstom SA	518	23,640
Amada Holdings Co., Ltd.	900	9,229
ANDRITZ AG	354	12,729
Atlas Copco AB – Class A	436	11,701
Atlas Copco AB – Class B SHS	520	12,570
Caterpillar, Inc.	323	38,699
CNH Industrial NV	1,193	10,333
Cummins, Inc.	221	33,318
Deere & Co.	289	40,509
Dover Corp.	428	38,267
FANUC Corp.	100	16,864
Flowserve Corp.	599	27,824
Fortive Corp.	674	51,325
GEA Group AG	378	10,363
Hino Motors Ltd.	900	7,096
Hitachi Construction Machinery Co., Ltd.	400	9,235
Hoshizaki Corp.	100	7,540
IHI Corp.	200	4,433
Illinois Tool Works, Inc.	349	48,734
IMI PLC	1,187	13,575
Ingersoll-Rand PLC	469	55,501
JTEKT Corp.	700	7,363
Kawasaki Heavy Industries Ltd.	300	6,672
Komatsu Ltd.	400	8,781
Kone Oyj – Class B	326	17,762
Kubota Corp.	700	10,643
Kurita Water Industries Ltd.	400	9,542
Makita Corp.	300	10,441
MAN SE	62	4,558
Metso Oyj	392	12,648
Middleby Corp. (The)(d)(e)	251	32,748
MINEBEA MITSUMI, Inc.	500	7,267
MISUMI Group, Inc.	500	11,704
Mitsubishi Heavy Industries Ltd.	300	13,116
Nabtesco Corp.	400	9,962
NGK Insulators Ltd.	600	8,103
NSK Ltd.	600	4,788
PACCAR, Inc.	502	33,042
Parker-Hannifin Corp.	211	32,140
Pentair PLC	481	16,748
Sandvik AB	907	14,001
Schindler Holding AG	78	16,398
Schindler Holding AG (REG)	81	16,613
SKF AB – Class B	706	10,952

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Snap-on, Inc.(e)	233	$36,329
Stanley Black & Decker, Inc.	329	41,855
Sumitomo Heavy Industries Ltd.	400	12,578
THK Co., Ltd.	400	8,097
Volvo AB – Class B	910	12,705
WABCO Holdings, Inc.(d)	273	35,738
Wabtec Corp.(e)	457	28,508
Wartsila Oyj Abp	732	10,691
Weir Group PLC (The)	503	9,301
Xylem, Inc./NY	796	59,079
Yangzijiang Shipbuilding Holdings Ltd.	12,600	12,575
Zardoya Otis SA	1,731	13,158

		1,130,513

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	10,159
AP Moller – Maersk A/S – Class B	9	9,611
Mitsui OSK Lines Ltd.	300	6,344
Nippon Yusen KK	500	7,515

		33,629

Professional Services – 0.3%
Adecco Group AG	233	12,577
Bureau Veritas SA	963	22,660
Capita PLC(d)	1,612	2,278
CoStar Group, Inc.(d)	287	146,267
Equifax, Inc.	383	46,305
Experian PLC	1,125	33,902
Intertek Group PLC	254	16,971
ManpowerGroup, Inc.	340	29,077
Nielsen Holdings PLC	827	18,798
Randstad NV	258	13,281
Recruit Holdings Co., Ltd.	600	19,026
RELX PLC	1,139	26,455
RELX PLC (London)	1,122	26,104
Robert Half International, Inc.	701	37,616
SEEK Ltd.	867	12,533
SGS SA	10	25,222
Thomson Reuters Corp.	1,197	76,075
Verisk Analytics, Inc. – Class A	637	89,180
Wolters Kluwer NV	490	34,184

		688,511

Road & Rail – 0.3%
AMERCO	94	34,613
Aurizon Holdings Ltd.	2,894	10,380
Canadian National Railway Co.	661	58,598
Canadian Pacific Railway Ltd.	280	61,374
Central Japan Railway Co.	84	17,460

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

ComfortDelGro Corp., Ltd.	6,300	$11,290
CSX Corp.	526	39,171
DSV A/S	295	26,325
East Japan Railway Co.	200	18,950
Garrett Motion, Inc.(d)(e)	37	569
Hankyu Hanshin Holdings, Inc.	300	10,760
JB Hunt Transport Services, Inc.	438	37,291
Kansas City Southern	333	37,722
Keikyu Corp.	500	8,436
Keio Corp.	200	13,317
Keisei Electric Railway Co., Ltd.	400	14,912
Kintetsu Group Holdings Co., Ltd.	300	14,343
MTR Corp., Ltd.	3,000	18,334
Nagoya Railroad Co., Ltd.	400	11,012
Nippon Express Co., Ltd.	200	10,611
Norfolk Southern Corp.	311	60,689
Odakyu Electric Railway Co., Ltd.	600	14,773
Seibu Holdings, Inc.	600	10,005
Tobu Railway Co., Ltd.	400	11,609
Tokyu Corp.	1,000	17,702
Union Pacific Corp.	324	54,037
West Japan Railway Co.	218	17,053

		641,336

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(d)	317	14,208
Ashtead Group PLC	560	13,146
Brenntag AG	322	14,954
Bunzl PLC	677	18,086
Fastenal Co.	1,510	46,191
Ferguson PLC(d)	296	19,132
Finning International, Inc.	1,846	29,638
ITOCHU Corp.	1,000	18,358
Marubeni Corp.	2,200	13,739
Mitsubishi Corp.	600	15,550
Mitsui & Co., Ltd.	1,100	16,891
Rexel SA	970	10,468
Sumitomo Corp.	1,000	14,366
Toyota Tsusho Corp.	400	11,472
Travis Perkins PLC	782	12,149
United Rentals, Inc.(d)	195	21,469
WW Grainger, Inc.	196	51,291

		341,108

Transportation Infrastructure – 0.1%
Aena SME SA(c)	131	24,055
Aeroports de Paris	132	22,602
Atlantia SpA	613	15,335

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Auckland International Airport Ltd.	2,334	$13,353
Fraport AG Frankfurt Airport Services Worldwide	264	20,692
Getlink SE	1,705	26,296
Hutchison Port Holdings Trust	27,300	6,144
Japan Airport Terminal Co., Ltd.	300	11,305
Kamigumi Co., Ltd.	500	11,763
Macquarie Infrastructure Corp.	570	22,726
Mitsubishi Logistics Corp.	500	13,337
SATS Ltd.	2,900	10,718
Sydney Airport	2,782	14,285
Transurban Group	1,991	19,205

		231,816

		6,889,761

Health Care – 3.0%
Biotechnology – 0.3%
AbbVie, Inc.	784	60,141
Alexion Pharmaceuticals, Inc.(d)	232	26,374
Alkermes PLC(d)	331	7,130
Amgen, Inc.	320	53,344
Biogen, Inc.(d)	169	37,060
BioMarin Pharmaceutical, Inc.(d)	341	28,044
Celgene Corp.(d)	350	32,826
CSL Ltd.	450	63,937
Genmab A/S(d)	279	47,893
Gilead Sciences, Inc.	703	43,762
Grifols SA	2,271	58,139
Idorsia Ltd.(d)	213	4,736
Incyte Corp.(d)	189	14,861
Regeneron Pharmaceuticals, Inc.(d)	66	19,914
Seattle Genetics, Inc.(d)(e)	303	19,716
United Therapeutics Corp.(d)	217	18,221
Vertex Pharmaceuticals, Inc.(d)	246	40,880

		576,978

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories	1,269	96,609
Alcon, Inc.(d)	184	10,701
Align Technology, Inc.(d)	301	85,589
Arjo AB – Class B	2,759	11,369
Baxter International, Inc.	1,040	76,378
Becton Dickinson and Co.	362	84,505
Boston Scientific Corp.(d)	1,769	67,947
Cochlear Ltd.	378	52,255
Coloplast A/S – Class B	742	78,830
Cooper Cos., Inc. (The)	246	73,256
CYBERDYNE, Inc.(d)	3,000	15,820

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Danaher Corp.	776	$102,440
Demant A/S(d)	2,432	81,221
DENTSPLY SIRONA, Inc.	989	53,277
DexCom, Inc.(d)	430	52,159
Edwards Lifesciences Corp.(d)	320	54,624
Getinge AB – Class B	2,759	37,414
Hologic, Inc.(d)	1,129	49,687
Hoya Corp.	800	55,375
IDEXX Laboratories, Inc.(d)	330	82,424
Intuitive Surgical, Inc.(d)	183	85,068
Koninklijke Philips NV	479	18,983
Medtronic PLC	683	63,232
Olympus Corp.	3,600	42,393
ResMed, Inc.	778	88,785
Smith & Nephew PLC	4,175	87,712
Sonova Holding AG	433	96,414
Stryker Corp.	486	89,055
Sysmex Corp.	700	48,394
Teleflex, Inc.	270	77,841
Terumo Corp.	2,000	56,536
Varian Medical Systems, Inc.(d)	475	59,974
Zimmer Biomet Holdings, Inc.	375	42,724

		2,078,991

Health Care Providers & Services – 0.6%
Alfresa Holdings Corp.	2,100	52,512
AmerisourceBergen Corp. – Class A	482	37,529
Anthem, Inc.	274	76,167
Cardinal Health, Inc.	702	29,533
Centene Corp.(d)	956	55,209
Cigna Corp.(d)	492	72,826
Covetrus, Inc.(d)(e)	280	6,905
CVS Health Corp.	1,161	60,802
DaVita, Inc.(d)	632	27,441
Fresenius Medical Care AG & Co. KGaA	755	55,018
Fresenius SE & Co. KGaA	693	35,148
HCA Healthcare, Inc.	514	62,173
Healthscope Ltd.(f)(g)(h)	25,489	43,097
Henry Schein, Inc.(d)(e)	702	45,251
Humana, Inc.	169	41,381
Laboratory Corp. of America Holdings(d)	407	66,182
McKesson Corp.	241	29,436
Mediclinic International PLC	5,230	19,922
Medipal Holdings Corp.	2,200	47,488
MEDNAX, Inc.(d)	637	15,708
Miraca Holdings, Inc.	900	20,447
Patterson Cos., Inc.(e)	1,039	21,840

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Quest Diagnostics, Inc.	556	$53,326
Ramsay Health Care Ltd.	768	37,106
Ryman Healthcare Ltd.	6,840	51,736
Sonic Healthcare Ltd.	2,611	47,263
Suzuken Co., Ltd./Aichi Japan	1,300	79,945
UnitedHealth Group, Inc.	310	74,958
Universal Health Services, Inc. – Class B	362	43,277

		1,309,626

Health Care Technology – 0.0%
Cerner Corp.(d)	701	49,049
M3, Inc.	3,000	56,418

		105,467

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	816	54,713
Eurofins Scientific SE	116	52,734
Illumina, Inc.(d)	183	56,165
IQVIA Holdings, Inc.(d)	646	87,759
Lonza Group AG(d)	278	85,229
Mettler-Toledo International, Inc.(d)	105	75,924
QIAGEN NV(d)	1,521	57,911
Thermo Fisher Scientific, Inc.	346	92,375
Waters Corp.(d)	286	57,403

		620,213

Pharmaceuticals – 0.9%
Allergan PLC	688	83,874
Astellas Pharma, Inc.	3,100	41,543
AstraZeneca PLC	729	53,722
Bausch Health Cos., Inc.(d)	834	17,314
Bayer AG	526	31,104
Bristol-Myers Squibb Co.	870	39,472
Chugai Pharmaceutical Co., Ltd.	1,000	66,444
Daiichi Sankyo Co., Ltd.	2,000	96,470
Eisai Co., Ltd.	700	41,012
Eli Lilly & Co.	693	80,346
GlaxoSmithKline PLC	3,649	70,448
Hikma Pharmaceuticals PLC	2,641	52,645
Hisamitsu Pharmaceutical Co., Inc.	800	31,973
Jazz Pharmaceuticals PLC(d)	223	27,998
Johnson & Johnson	554	72,657
Kyowa Hakko Kirin Co., Ltd.	2,200	41,410
Mallinckrodt PLC(d)(e)	476	4,137
Merck & Co., Inc.	863	68,358
Merck KGaA	536	51,725
Mitsubishi Tanabe Pharma Corp.	1,800	21,167
Mylan NV(d)	1,027	17,254
Novartis AG	923	79,321

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novo Nordisk A/S – Class B	1,284	$60,423
Ono Pharmaceutical Co., Ltd.	1,900	33,494
Orion Oyj – Class B	948	31,007
Otsuka Holdings Co., Ltd.	900	30,083
Perrigo Co. PLC(e)	428	17,985
Pfizer, Inc.	2,016	83,704
Roche Holding AG	268	70,391
Sanofi	604	48,777
Santen Pharmaceutical Co., Ltd.	3,000	42,979
Shionogi & Co., Ltd.	700	38,168
Sumitomo Dainippon Pharma Co., Ltd.	2,600	53,125
Taisho Pharmaceutical Holdings Co., Ltd.	500	40,628
Takeda Pharmaceutical Co., Ltd.	1,000	34,002
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(d)(e)	1,184	20,093
UCB SA	558	42,659
Vifor Pharma AG	380	52,572
Zoetis, Inc.	996	100,646

		1,891,130

		6,582,405

Consumer Staples – 2.8%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	27,328
Asahi Group Holdings Ltd.	900	39,519
Brown-Forman Corp. – Class B(e)	1,553	77,619
Carlsberg A/S – Class B	434	57,021
Coca-Cola Amatil Ltd.	5,133	33,867
Coca-Cola Bottlers Japan Holdings, Inc.	1,200	27,231
Coca-Cola Co. (The)	2,349	115,406
Coca-Cola European Partners PLC	1,012	56,189
Coca-Cola HBC AG	1,304	46,942
Constellation Brands, Inc. – Class A	321	56,640
Diageo PLC	1,525	64,144
Heineken Holding NV	450	44,524
Heineken NV	502	52,692
Keurig Dr Pepper, Inc.(e)	924	26,048
Kirin Holdings Co., Ltd.	1,800	38,930
Molson Coors Brewing Co. – Class B	775	42,610
Monster Beverage Corp.(d)	1,264	78,191
PepsiCo, Inc.	845	108,160
Pernod Ricard SA	347	61,179
Remy Cointreau SA	337	46,307
Suntory Beverage & Food Ltd.	800	33,282
Treasury Wine Estates Ltd.	645	6,702

		1,140,531

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.7%
Aeon Co., Ltd.	2,800	$48,237
Alimentation Couche-Tard, Inc. – Class B	1,687	103,534
Carrefour SA	1,249	23,497
Casino Guichard Perrachon SA	448	17,052
Coles Group Ltd.(d)	1,156	9,947
Colruyt SA	915	68,128
Costco Wholesale Corp.	505	120,988
Distribuidora Internacional de Alimentacion SA	6,300	4,153
Empire Co., Ltd. – Class A	3,731	86,015
FamilyMart UNY Holdings Co., Ltd.	2,400	57,639
George Weston Ltd.	1,283	95,845
ICA Gruppen AB	1,334	53,197
J Sainsbury PLC	10,711	27,090
Jeronimo Martins SGPS SA	2,095	31,866
Koninklijke Ahold Delhaize NV	1,925	43,175
Kroger Co. (The)	1,741	39,712
Lawson, Inc.	700	32,719
Loblaw Cos., Ltd.	1,937	99,401
METRO AG	963	15,143
Metro, Inc./CN	3,499	127,705
Rite Aid Corp.(d)(e)	91	697
Seven & i Holdings Co., Ltd.	900	30,293
Sundrug Co., Ltd.	900	22,475
Sysco Corp.	1,355	93,251
Tesco PLC	14,259	40,732
Tsuruha Holdings, Inc.	300	23,947
Walgreens Boots Alliance, Inc.	793	39,127
Walmart, Inc.	1,159	117,569
Wm Morrison Supermarkets PLC	13,410	33,311
Woolworths Group Ltd.	2,044	44,345

		1,550,790

Food Products – 0.9%
Ajinomoto Co., Inc.	1,500	25,514
Archer-Daniels-Midland Co.	1,514	58,016
Aryzta AG(d)	6,292	8,014
Associated British Foods PLC	933	29,080
Barry Callebaut AG	33	64,791
Bunge Ltd.	891	46,590
Calbee, Inc.	900	25,522
Campbell Soup Co.(e)	1,279	46,441
Chocoladefabriken Lindt & Spruengli AG	9	59,000
Chocoladefabriken Lindt & Spruengli AG (REG)	1	74,906
Conagra Brands, Inc.(e)	1,969	52,710
Danone SA	580	46,330
General Mills, Inc.	1,305	64,519

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Golden Agri-Resources Ltd.	132,000	$25,450
Hershey Co. (The)	758	100,026
Hormel Foods Corp.(e)	1,930	76,216
Ingredion, Inc.	628	47,828
JM Smucker Co. (The)	614	74,638
Kellogg Co.	1,053	55,346
Kerry Group PLC – Class A	503	58,159
Kikkoman Corp.	1,200	49,606
Kraft Heinz Co. (The)(e)	886	24,498
Marine Harvest ASA(d)	1,945	45,135
McCormick & Co., Inc./MD(e)	900	140,436
MEIJI Holdings Co., Ltd.	400	28,021
Mondelez International, Inc. – Class A	1,174	59,698
Nestle SA	608	60,313
NH Foods Ltd.	500	20,216
Nisshin Seifun Group, Inc.	2,500	58,056
Nissin Foods Holdings Co., Ltd.	600	36,289
Orkla ASA	3,826	33,133
Saputo, Inc.	2,289	76,176
Tate & Lyle PLC	4,685	42,765
Toyo Suisan Kaisha Ltd.	900	35,157
Tyson Foods, Inc. – Class A	1,060	80,443
WH Group Ltd.(c)	40,500	36,455
Wilmar International Ltd.	13,700	32,806
Yakult Honsha Co., Ltd.	500	28,392
Yamazaki Baking Co., Ltd.	1,800	26,964

		1,953,655

Household Products – 0.3%
Church & Dwight Co., Inc.	1,639	121,958
Clorox Co. (The)	669	99,554
Colgate-Palmolive Co.	1,207	84,031
Edgewell Personal Care Co.(d)	667	19,036
Essity AB – Class B	1,288	37,791
Henkel AG & Co. KGaA	338	29,281
Henkel AG & Co. KGaA (Preference Shares)	356	32,524
Kimberly-Clark Corp.	706	90,290
Lion Corp.	1,800	34,808
Procter & Gamble Co. (The)	1,192	122,669
Reckitt Benckiser Group PLC	499	40,052
Spectrum Brands Holdings, Inc.(e)	551	29,021
Unicharm Corp.	1,300	38,780

		779,795

Personal Products – 0.3%
Beiersdorf AG	471	54,198
Coty, Inc. – Class A	2,104	25,963
Estee Lauder Cos., Inc. (The) – Class A	855	137,681

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kao Corp.	500	$38,801
Kose Corp.	300	47,162
L’Oreal SA	228	61,168
Pola Orbis Holdings, Inc.	1,400	38,395
Shiseido Co., Ltd.	900	64,570
Unilever NV	860	51,766
Unilever PLC	811	49,476

		569,180

Tobacco – 0.1%
Altria Group, Inc.	1,060	52,004
British American Tobacco PLC	579	20,112
British American Tobacco PLC (Sponsored ADR)	643	22,293
Imperial Brands PLC	987	23,866
Japan Tobacco, Inc.	1,099	25,198
Philip Morris International, Inc.	715	55,148
Swedish Match AB	1,345	60,713

		259,334

		6,253,285

Consumer Discretionary – 2.2%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	300	9,879
Aptiv PLC	302	19,340
Autoliv, Inc.(e)	287	17,671
BorgWarner, Inc.	633	22,459
Bridgestone Corp.	500	18,596
Cie Generale des Etablissements Michelin SCA – Class B	199	22,822
Continental AG	107	14,552
Delphi Technologies PLC	100	1,526
Denso Corp.	400	15,384
Goodyear Tire & Rubber Co. (The)	816	10,943
Koito Manufacturing Co., Ltd.	300	13,827
Lear Corp.	199	23,687
Linamar Corp.	630	20,094
Magna International, Inc. – Class A (Canada)	729	31,224
NGK Spark Plug Co., Ltd.	700	12,218
NOK Corp.	700	8,931
Nokian Renkaat Oyj(d)	578	16,513
Schaeffler AG (Preference Shares)	1,288	9,494
Stanley Electric Co., Ltd.	500	11,344
Sumitomo Electric Industries Ltd.	900	10,811
Sumitomo Rubber Industries Ltd.	800	8,836
Toyoda Gosei Co., Ltd.	600	10,421
Toyota Industries Corp.	300	15,339
Valeo SA	282	7,440

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Veoneer, Inc.(d)(e)	287	$4,572
Yokohama Rubber Co., Ltd. (The)	700	11,622

		369,545

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	17,486
Bayerische Motoren Werke AG (Preference Shares)	288	17,042
Daimler AG	349	18,088
Ferrari NV	303	43,077
Fiat Chrysler Automobiles NV	1,290	16,428
Ford Motor Co.	2,754	26,218
General Motors Co.	869	28,972
Harley-Davidson, Inc.(e)	457	14,953
Honda Motor Co., Ltd.	700	17,215
Isuzu Motors Ltd.	1,200	13,183
Mazda Motor Corp.	1,000	9,709
Mitsubishi Motors Corp.	2,200	10,302
Nissan Motor Co., Ltd.	2,100	14,255
Peugeot SA	996	22,231
Porsche Automobil Holding SE (Preference Shares)	377	23,393
Renault SA	203	12,227
Subaru Corp.	400	9,243
Suzuki Motor Corp.	300	14,196
Tesla, Inc.(d)(e)	54	9,999
Toyota Motor Corp.	300	17,622
Volkswagen AG	151	23,963
Volkswagen AG (Preference Shares)	138	21,453
Yamaha Motor Co., Ltd.	600	10,215

		411,470

Distributors – 0.0%
Genuine Parts Co.	435	43,022
Jardine Cycle & Carriage Ltd.	400	9,854
LKQ Corp.(d)	877	22,495

		75,371

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	400	9,279
H&R Block, Inc.(e)	830	21,787

		31,066

Hotels, Restaurants & Leisure – 0.5%
Accor SA	515	19,009
Aramark	1,174	40,843
Aristocrat Leisure Ltd.	960	19,302
Carnival Corp.	557	28,513
Carnival PLC	409	20,369

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chipotle Mexican Grill, Inc. – Class A(d)	57	$37,618
Compass Group PLC	1,758	39,775
Crown Resorts Ltd.	1,793	15,543
Darden Restaurants, Inc.	368	42,806
Domino’s Pizza Enterprises Ltd.	317	8,569
Domino’s Pizza, Inc.	151	42,204
Flight Centre Travel Group Ltd.	539	16,243
Flutter Entertainment PLC	223	15,869
Galaxy Entertainment Group Ltd.	3,000	18,165
Genting Singapore Ltd.	17,400	11,006
Hilton Worldwide Holdings, Inc.	532	47,582
InterContinental Hotels Group PLC	470	30,276
Las Vegas Sands Corp.	477	26,235
Marriott International, Inc./MD – Class A	350	43,694
McDonald’s Corp.	324	64,239
McDonald’s Holdings Co. Japan Ltd.	400	18,179
Melco Resorts & Entertainment Ltd. (ADR)	460	8,878
Merlin Entertainments PLC(c)	4,383	20,939
MGM China Holdings Ltd.	6,400	9,890
MGM Resorts International	769	19,087
Norwegian Cruise Line Holdings Ltd.(d)	485	26,534
Oriental Land Co., Ltd./Japan	300	36,498
Restaurant Brands International, Inc.	668	43,967
Royal Caribbean Cruises Ltd.	277	33,728
Sands China Ltd.	3,600	16,315
Shangri-La Asia Ltd.	10,000	12,780
SJM Holdings Ltd.	16,000	17,737
Sodexo SA	224	25,775
Starbucks Corp.	666	50,656
Tabcorp Holdings Ltd.	8,286	25,860
TUI AG	1,641	15,129
Whitbread PLC	504	29,456
William Hill PLC	6,112	10,358
Wyndham Destinations, Inc.	277	11,019
Wyndham Hotels & Resorts, Inc.	277	14,775
Wynn Macau Ltd.	6,800	14,529
Wynn Resorts Ltd.	179	19,212
Yum! Brands, Inc.	630	64,480

		1,133,641

Household Durables – 0.3%
Auto Trader Group PLC(c)	4,579	34,617
Barratt Developments PLC	2,559	18,051
Berkeley Group Holdings PLC	550	24,313
Casio Computer Co., Ltd.	900	10,005
DR Horton, Inc.	836	35,747
Electrolux AB – Class B	748	16,206

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Garmin Ltd.	605	$46,270
Husqvarna AB – Class B	2,521	21,050
Iida Group Holdings Co., Ltd.	900	14,232
Leggett & Platt, Inc.(e)	679	24,111
Lennar Corp. – Class A	555	27,561
Lennar Corp. – Class B	11	435
Mohawk Industries, Inc.(d)	156	21,146
Newell Brands, Inc.(e)	610	8,186
Nikon Corp.	1,200	16,406
Panasonic Corp.	1,400	11,056
Persimmon PLC	763	18,980
PulteGroup, Inc.	1,261	39,091
Rinnai Corp.	200	13,091
SEB SA	162	26,435
Sekisui Chemical Co., Ltd.	800	11,704
Sekisui House Ltd.	1,100	17,594
Sharp Corp./Japan	200	1,799
Sony Corp.	500	23,962
Taylor Wimpey PLC	9,372	19,581
Techtronic Industries Co., Ltd.	3,500	22,343
Toll Brothers, Inc.	690	23,991
Whirlpool Corp.	167	19,185

		567,148

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(d)	29	51,477
Booking Holdings, Inc.(d)	17	28,156
eBay, Inc.	1,712	61,512
Expedia Group, Inc.	215	24,725
MercadoLibre, Inc.(d)(e)	134	76,450
Qurate Retail, Inc.(d)	1,207	15,124
Rakuten, Inc.	1,299	13,431
Zalando SE(c)(d)	491	19,494
ZOZO, Inc.	600	10,256

		300,625

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	400	19,584
Hasbro, Inc.(e)	367	34,916
Mattel, Inc.(d)(e)	1,058	10,421
Nordic Entertainment Group AB – Class B	65	1,535
Polaris Industries, Inc.	248	19,810
Sankyo Co., Ltd.	400	15,235
Sega Sammy Holdings, Inc.	1,100	12,996
Shimano, Inc.	100	15,266
Yamaha Corp.	400	17,900

		147,663

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	$30,009
Dollar General Corp.	382	48,621
Dollar Tree, Inc.(d)	304	30,883
Dollarama, Inc.	1,356	42,829
Harvey Norman Holdings Ltd.	3,556	10,231
Isetan Mitsukoshi Holdings Ltd.	1,500	12,371
J Front Retailing Co., Ltd.	1,000	10,413
Kohl’s Corp.(e)	485	23,920
Macy’s, Inc.	699	14,378
Marks & Spencer Group PLC	4,897	13,937
Marui Group Co., Ltd.	900	18,715
Next PLC	400	29,158
Nordstrom, Inc.(e)	496	15,525
Pan Pacific International Holdings Corp.	400	24,669
Ryohin Keikaku Co., Ltd.	100	18,036
Takashimaya Co., Ltd.	1,000	10,570
Target Corp.	562	45,213
Wesfarmers Ltd.	1,156	29,634

		429,112

Specialty Retail – 0.3%
ABC-Mart, Inc.	300	18,726
Advance Auto Parts, Inc.	173	26,815
AutoNation, Inc.(d)(e)	587	23,169
AutoZone, Inc.(d)	47	48,274
Bed Bath & Beyond, Inc.(e)	660	8,375
Best Buy Co., Inc.	397	24,880
CarMax, Inc.(d)(e)	276	21,605
CECONOMY AG(d)	963	5,444
Dick’s Sporting Goods, Inc.(e)	553	19,084
Dixons Carphone PLC	4,868	7,120
Dufry AG(d)	127	10,395
Foot Locker, Inc.	407	16,015
Gap, Inc. (The)(e)	852	15,915
Hennes & Mauritz AB – Class B	936	13,991
Hikari Tsushin, Inc.	100	20,200
Home Depot, Inc. (The)	245	46,513
Industria de Diseno Textil SA	757	20,216
Kingfisher PLC	6,282	16,939
L Brands, Inc.	409	9,186
Lowe’s Cos., Inc.	362	33,767
Nitori Holdings Co., Ltd.	100	11,866
O’Reilly Automotive, Inc.(d)	119	44,193
Ross Stores, Inc.	451	41,939
Shimamura Co., Ltd.	100	7,614
Signet Jewelers Ltd.	287	5,413

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tiffany & Co.(e)	315	$28,070
TJX Cos., Inc. (The)	1,056	53,106
Tractor Supply Co.	570	57,445
Ulta Salon Cosmetics & Fragrance, Inc.(d)	91	30,338
USS Co., Ltd.	700	13,236
Yamada Denki Co., Ltd.	3,500	16,384

		716,233

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	138	39,396
Asics Corp.	900	9,846
Burberry Group PLC	981	20,997
Capri Holdings Ltd.(d)	474	15,396
Christian Dior SE	102	48,927
Cie Financiere Richemont SA	285	20,965
EssilorLuxottica SA	493	56,505
Gildan Activewear, Inc.	1,287	46,439
Hanesbrands, Inc.(e)	1,331	19,765
Hermes International	67	44,519
HUGO BOSS AG	261	15,142
Kering SA	75	39,037
Kontoor Brands, Inc.(d)	82	2,403
Li & Fung Ltd.	38,000	5,560
Lululemon Athletica, Inc.(d)	362	59,944
LVMH Moet Hennessy Louis Vuitton SE	90	33,961
NIKE, Inc. – Class B	676	52,147
Pandora A/S	240	8,915
Puma SE	6	3,489
PVH Corp.	229	19,508
Ralph Lauren Corp.	379	39,844
Swatch Group AG (The)	56	14,080
Swatch Group AG (The) (REG)	301	14,543
Tapestry, Inc.	597	17,050
Under Armour, Inc. – Class A(d)(e)	1,122	25,582
Under Armour, Inc. – Class C(d)(e)	1,242	25,126
VF Corp.	576	47,163
Yue Yuen Industrial Holdings Ltd.	3,500	9,833

		756,082

		4,937,956

Utilities – 2.2%
Electric Utilities – 1.2%
Alliant Energy Corp.	1,649	78,262
American Electric Power Co., Inc.	1,054	90,771
AusNet Services	25,318	31,241
Chubu Electric Power Co., Inc.	2,200	29,999
Chugoku Electric Power Co., Inc. (The)	2,700	33,825
CK Infrastructure Holdings Ltd.	4,000	30,890

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CLP Holdings Ltd.	5,000	$56,630
Contact Energy Ltd.	9,286	44,724
Duke Energy Corp.	865	74,053
Edison International	797	47,318
EDP – Energias de Portugal SA	18,050	65,782
Electricite de France SA	3,570	50,222
Emera, Inc.	2,500	96,256
Endesa SA	3,408	84,898
Enel SpA	10,639	66,166
Entergy Corp.	880	85,422
Evergy, Inc.	973	56,570
Eversource Energy	1,141	84,251
Exelon Corp.	1,491	71,687
FirstEnergy Corp.	1,915	78,975
Fortis, Inc./Canada	2,662	100,544
Fortum Oyj	4,004	85,690
HK Electric Investments & HK Electric Investments Ltd. – Class SS(c)	35,797	35,063
Hokuriku Electric Power Co.(d)	3,500	25,271
Hydro One Ltd.(c)	3,582	60,689
Iberdrola SA	7,703	71,621
Kansai Electric Power Co., Inc. (The)	1,900	22,133
Kyushu Electric Power Co., Inc.	2,000	19,736
Mercury NZ Ltd.	14,799	37,240
NextEra Energy, Inc.	539	106,835
OGE Energy Corp.	1,973	81,998
Orsted A/S(c)	1,497	119,318
Pinnacle West Capital Corp.	753	70,714
Power Assets Holdings Ltd.	5,500	38,059
PPL Corp.	1,790	53,270
Red Electrica Corp. SA	3,748	79,440
Southern Co. (The)	1,397	74,740
SSE PLC	3,489	47,603
Terna Rete Elettrica Nazionale SpA	13,636	83,300
Tohoku Electric Power Co., Inc.	2,300	23,458
Tokyo Electric Power Co. Holdings, Inc.(d)	6,500	33,344
Xcel Energy, Inc.	1,190	68,235

		2,596,243

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	44,401
APA Group	5,017	35,246
Atmos Energy Corp.	860	87,548
Hong Kong & China Gas Co., Ltd.	36,718	81,173
Naturgy Energy Group SA	2,625	74,858
Osaka Gas Co., Ltd.	2,000	35,441
Toho Gas Co., Ltd.	800	31,165

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tokyo Gas Co., Ltd.	1,200	$29,787
UGI Corp.	1,317	67,971

		487,590

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	4,046	63,927
Electric Power Development Co., Ltd.	1,303	28,547
Meridian Energy Ltd.	16,289	45,087

		137,561

Multi-Utilities – 0.6%
AGL Energy Ltd.	1,749	24,876
Ameren Corp.	1,162	85,221
Atco Ltd./Canada – Class I	1,665	57,270
Canadian Utilities Ltd. – Class A	2,932	82,649
CenterPoint Energy, Inc.	2,121	60,321
Centrica PLC	23,244	27,484
CMS Energy Corp.	1,535	86,129
Consolidated Edison, Inc.	866	74,736
Dominion Energy, Inc.	1,315	98,862
DTE Energy Co.	687	86,198
E.ON SE	6,694	69,989
Engie SA	3,398	47,373
Innogy SE(c)	2,098	95,110
National Grid PLC	4,604	46,287
NiSource, Inc.	2,608	72,633
Public Service Enterprise Group, Inc.	1,187	69,748
RWE AG	2,734	68,400
Sempra Energy(e)	547	71,903
Suez	3,280	43,879
United Utilities Group PLC	6,181	62,393
Veolia Environnement SA	2,624	60,733
WEC Energy Group, Inc.(e)	1,055	84,980

		1,477,174

Water Utilities – 0.1%
American Water Works Co., Inc.	869	98,215
Severn Trent PLC	2,353	59,366

		157,581

		4,856,149

Materials – 2.1%
Chemicals – 1.2%
Air Liquide SA	407	50,606
Air Products & Chemicals, Inc.	522	106,274
Air Water, Inc.	1,200	17,736
Akzo Nobel	408	34,366
Albemarle Corp.(e)	546	34,562

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Arkema SA	294	$24,654
Asahi Kasei Corp.	3,000	30,731
Axalta Coating Systems Ltd.(d)	2,149	50,523
BASF SE	444	29,301
Celanese Corp. – Class A	722	68,539
CF Industries Holdings, Inc.	1,192	47,966
Chr Hansen Holding A/S	469	48,829
Covestro AG(c)	458	20,014
Croda International PLC	632	40,444
Daicel Corp.	1,800	15,261
Dow, Inc.(d)	701	32,779
DowDuPont, Inc.	2,104	64,214
Eastman Chemical Co.	794	51,546
Ecolab, Inc.	833	153,347
EMS-Chemie Holding AG	47	28,143
Evonik Industries AG	1,232	32,293
FMC Corp.	742	54,500
FUCHS PETROLUB SE (Preference Shares)	915	35,732
Givaudan SA	25	66,098
Hitachi Chemical Co., Ltd.	800	21,245
Incitec Pivot Ltd.	7,237	16,425
International Flavors & Fragrances, Inc.(e)	533	72,179
Johnson Matthey PLC	1,127	44,032
JSR Corp.	1,300	18,373
K&S AG	1,009	17,122
Kaneka Corp.	600	20,587
Kansai Paint Co., Ltd.	1,000	18,828
Koninklijke DSM NV	642	72,022
Kuraray Co., Ltd.	1,400	15,986
LANXESS AG	442	22,143
Linde PLC	436	78,720
Livent Corp.(d)(e)	693	4,380
LyondellBasell Industries NV – Class A	645	47,891
Methanex Corp.	1,103	45,912
Mitsubishi Chemical Holdings Corp.	3,200	20,854
Mitsubishi Gas Chemical Co., Inc.	1,100	13,621
Mitsui Chemicals, Inc.	800	17,455
Mosaic Co. (The)	2,007	43,090
Nippon Paint Holdings Co., Ltd.	600	23,566
Nissan Chemical Corp.	600	25,334
Nitto Denko Corp.	300	13,033
Novozymes A/S – Class B	559	26,184
Nutrien Ltd.	3,184	155,290
Orica Ltd.	1,553	22,209
PPG Industries, Inc.	660	69,069
Sherwin-Williams Co. (The)	231	96,893
Shin-Etsu Chemical Co., Ltd.	300	24,773

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sika AG	360	$53,379
Solvay SA	330	31,014
Sumitomo Chemical Co., Ltd.	4,000	17,190
Symrise AG	710	66,491
Taiyo Nippon Sanso Corp.	2,100	39,118
Teijin Ltd.	1,100	17,881
Toray Industries, Inc.	2,500	17,097
Umicore SA	1,130	33,610
WR Grace & Co.	870	61,318
Yara International ASA	866	37,201

		2,579,973

Construction Materials – 0.1%
Boral Ltd.	4,494	16,881
CRH PLC	1,075	33,708
Fletcher Building Ltd.	6,320	21,648
HeidelbergCement AG	356	26,412
Imerys SA	563	24,429
James Hardie Industries PLC	1,450	18,399
LafargeHolcim Ltd.(d)	595	28,450
Martin Marietta Materials, Inc.	237	49,888
Taiheiyo Cement Corp.	700	20,625
Vulcan Materials Co.	393	49,090

		289,530

Containers & Packaging – 0.3%
Amcor Ltd./Australia	2,606	29,752
Avery Dennison Corp.	978	101,771
Ball Corp.	1,802	110,625
CCL Industries, Inc. – Class B	1,790	81,540
Crown Holdings, Inc.(d)	1,332	73,833
International Paper Co.	1,270	52,667
Packaging Corp. of America	678	60,396
Sealed Air Corp.	1,509	63,227
Toyo Seikan Group Holdings Ltd.	2,000	37,746
Westrock Co.	1,050	34,230

		645,787

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	888	38,730
Alumina Ltd.	11,360	18,767
Anglo American PLC	1,415	33,852
Antofagasta PLC	2,036	20,160
ArcelorMittal	987	14,572
Barrick Gold Corp. (London)	1,911	22,300
Barrick Gold Corp. (Toronto)	2,364	29,401
BHP Group Ltd.	1,146	29,779
BHP Group PLC	1,449	32,701
Boliden AB(d)(h)	977	437

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Boliden AB	977	$22,231
Eldorado Gold Corp.(d)	1,427	5,311
First Quantum Minerals Ltd.	3,202	23,311
Fortescue Metals Group Ltd.	2,635	14,653
Franco-Nevada Corp.	739	57,060
Freeport-McMoRan, Inc.	2,604	25,285
Fresnillo PLC	1,276	12,396
Glencore PLC(d)	5,705	18,254
Hitachi Metals Ltd.	1,600	15,831
JFE Holdings, Inc.	1,300	17,953
Kinross Gold Corp.(d)	6,730	22,008
Kobe Steel Ltd.	2,300	14,194
Maruichi Steel Tube Ltd.	700	18,280
Mitsubishi Materials Corp.	800	20,807
Newcrest Mining Ltd.	981	18,643
Newmont Goldcorp Corp.	1,053	34,786
Newmont Mining Corp.	1,386	45,863
Nippon Steel Corp.	1,200	19,845
Norsk Hydro ASA	4,362	15,247
Nucor Corp.	910	43,680
Rio Tinto Ltd.	439	30,468
Rio Tinto PLC	669	38,362
South32 Ltd.	7,874	18,060
Sumitomo Metal Mining Co., Ltd.	1,000	26,150
Teck Resources Ltd. – Class B	2,652	53,899
thyssenkrupp AG	1,007	12,714
Turquoise Hill Resources Ltd.(d)	6,412	7,590
voestalpine AG	636	16,580
Wheaton Precious Metals Corp.	1,870	41,354
Yamana Gold, Inc.	7,199	14,434

		965,948

Paper & Forest Products – 0.1%
Mondi PLC	1,889	39,102
Oji Holdings Corp.	5,000	25,778
Stora Enso Oyj – Class R	2,477	26,148
Svenska Cellulosa AB SCA – Class B	1,288	9,831
UPM-Kymmene Oyj	1,348	33,724
West Fraser Timber Co., Ltd.	1,065	41,517

		176,100

		4,657,338

Energy – 1.8%
Energy Equipment & Services – 0.1%
Apergy Corp.(d)	214	6,636
Baker Hughes a GE Co. – Class A	758	16,229
Core Laboratories NV(e)	280	13,339
Drilling Co. of 1972 A/S (The)(d)	38	2,427

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Halliburton Co.	747	$15,904
Helmerich & Payne, Inc.	490	23,966
National Oilwell Varco, Inc.	851	17,743
Petrofac Ltd.	6,919	36,128
Saipem SpA(d)	858	3,653
Schlumberger Ltd.	606	21,022
TechnipFMC PLC(e)	994	20,675
Tenaris SA	3,797	44,463
Weatherford International PLC(d)	2,627	122

		222,307

Oil, Gas & Consumable Fuels – 1.7%
Anadarko Petroleum Corp.	586	41,237
Antero Resources Corp.(d)(e)	1,271	8,350
Apache Corp.	607	15,824
ARC Resources Ltd.	2,540	13,831
BP PLC	13,599	92,144
Cabot Oil & Gas Corp.	1,013	25,345
Caltex Australia Ltd.	2,288	41,805
Cameco Corp.	2,728	27,530
Canadian Natural Resources Ltd.	1,035	27,958
Cenovus Energy, Inc.	2,621	21,486
Cheniere Energy, Inc.(d)	609	38,477
Chevron Corp.	461	52,485
China Petroleum & Chemical Corp. – Class H	470,000	312,279
China Shenhua Energy Co., Ltd. – Class H	199,000	410,156
Cimarex Energy Co.	268	15,327
Concho Resources, Inc.	241	23,620
ConocoPhillips	716	42,215
Continental Resources, Inc./OK(d)	603	21,105
Crescent Point Energy Corp.	2,365	7,909
Devon Energy Corp.	669	16,832
Diamondback Energy, Inc.	286	28,045
Enagas SA	3,496	95,555
Enbridge, Inc.	1,314	48,376
Encana Corp.(e)	1,993	10,503
Encana Corp. (Toronto)	2,016	10,635
Eni SpA	4,936	74,349
EOG Resources, Inc.	364	29,804
EQT Corp.(e)	539	9,864
Equinor ASA	4,590	87,678
Equitrans Midstream Corp.(d)(e)	431	8,560
Exxon Mobil Corp.	713	50,459
Galp Energia SGPS SA	4,711	70,767
Hess Corp.	565	31,561
HollyFrontier Corp.	1,019	38,702
Husky Energy, Inc.	3,080	28,918

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Idemitsu Kosan Co., Ltd.	3,022	$84,890
Imperial Oil Ltd.	1,534	41,006
Inpex Corp.	4,500	36,213
Inter Pipeline Ltd.	3,237	49,336
JXTG Holdings, Inc.	10,100	47,996
Keyera Corp.	1,731	41,700
Kinder Morgan, Inc./DE	1,880	37,506
Koninklijke Vopak NV	1,705	69,839
Lundin Petroleum AB	2,787	75,610
Marathon Oil Corp.	1,390	18,278
Marathon Petroleum Corp.	1,407	64,708
Murphy Oil Corp.(e)	914	22,713
Neste Oyj	4,680	157,990
Noble Energy, Inc.(e)	924	19,774
Occidental Petroleum Corp.	693	34,491
Oil Search Ltd.	7,596	36,947
OMV AG	1,553	72,889
ONEOK, Inc.	703	44,725
Origin Energy Ltd.	6,206	30,809
Parsley Energy, Inc. – Class A(d)	749	13,355
Pembina Pipeline Corp.	2,130	75,990
Peyto Exploration & Development Corp.	1,639	5,711
Phillips 66	607	49,046
Pioneer Natural Resources Co.	178	25,269
PrairieSky Royalty Ltd.	1,883	24,854
Range Resources Corp.(e)	940	7,351
Royal Dutch Shell PLC – Class A	3,106	96,209
Royal Dutch Shell PLC – Class B	3,120	97,163
Santos Ltd.	11,768	54,726
Seven Generations Energy Ltd.(d)	1,456	7,788
Snam SpA	22,765	114,335
Southwestern Energy Co.(d)(e)	2,381	8,548
Suncor Energy, Inc.	1,483	45,699
Targa Resources Corp.(e)	621	23,884
TC Energy Corp.	1,444	70,394
TOTAL SA	1,632	84,615
Tourmaline Oil Corp.	1,532	19,496
Valero Energy Corp.	618	43,507
Vermilion Energy, Inc.	920	19,290
Williams Cos., Inc. (The)	1,051	27,725
Woodside Petroleum Ltd.	2,048	50,123

		3,832,189

		4,054,496

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 1.6%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	2,772	$84,768
BCE, Inc.	3,032	136,525
BT Group PLC	7,665	18,692
CenturyLink, Inc.(e)	3,838	40,107
Deutsche Telekom AG	2,256	37,982
Elisa Oyj	1,116	49,770
Eurazeo SE	635	44,433
Frontier Communications Corp.(d)(e)	2,474	4,651
HKT Trust & HKT Ltd. – Class SS	15,000	23,649
Iliad SA	138	15,927
Inmarsat PLC	3,662	25,205
Koninklijke KPN NV	12,242	37,374
Nippon Telegraph & Telephone Corp.	600	26,845
Orange SA	2,176	33,674
PCCW Ltd.	34,000	19,358
Proximus SADP	1,770	51,063
Singapore Telecommunications Ltd.	7,300	16,979
Spark New Zealand Ltd.	7,582	18,895
Swisscom AG	114	54,527
Telecom Italia SpA/Milano(d)	31,583	15,527
Telecom Italia SpA/Milano RSP	39,625	18,511
Telefonica Deutschland Holding AG	7,772	21,802
Telefonica SA	3,229	25,800
Telenor ASA	2,325	47,851
Telia Co. AB	12,753	53,240
Telstra Corp., Ltd.	7,921	20,050
TELUS Corp.(d)	3,342	123,433
TPG Telecom Ltd.	4,421	19,257
United Internet AG	623	22,242
Verizon Communications, Inc.	1,696	92,178
Vocus Group Ltd.(d)	10,099	32,117
Zayo Group Holdings, Inc.(d)	1,513	49,475

		1,281,907

Entertainment – 0.2%
Activision Blizzard, Inc.	841	36,474
DeNA Co., Ltd.	600	12,085
Electronic Arts, Inc.(d)	495	46,075
Konami Holdings Corp.	400	18,819
Modern Times Group MTG AB – Class B(d)	65	754
Netflix, Inc.(d)	129	44,283
Nexon Co., Ltd.(d)	2,200	32,632
Nintendo Co., Ltd.	100	35,300
Toho Co., Ltd./Tokyo	500	21,429

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B	642	$18,637
Vivendi SA	1,098	29,565
Walt Disney Co. (The)	1,074	141,811

		437,864

Interactive Media & Services – 0.2%
Adevinta ASA – Class A(d)	973	10,847
Adevinta ASA – Class B(d)	1,054	11,695
Alphabet, Inc. – Class A(d)	78	86,307
Alphabet, Inc. – Class C(d)	76	83,876
Cars.com, Inc.(d)(e)	283	5,991
Facebook, Inc. – Class A(d)	387	68,681
Kakaku.com, Inc.	1,400	28,234
LINE Corp.(d)	600	17,475
Mixi, Inc.	300	6,313
REA Group Ltd.	310	19,031
TripAdvisor, Inc.(d)(e)	426	18,007
Twitter, Inc.(d)	1,866	67,997
Yahoo Japan Corp.	4,600	13,173
Zillow Group, Inc.(d)(e)	848	36,481

		474,108

Media – 0.4%
Altice Europe NV – Class A(d)	704	2,167
Altice Europe NV – Class B(d)	1,011	3,083
Altice USA, Inc. – Class A	714	16,769
Axel Springer SE	600	37,139
CBS Corp. – Class B	447	21,581
Charter Communications, Inc. – Class A(d)	83	31,274
Comcast Corp. – Class A	824	33,784
Dentsu, Inc.	300	9,764
Discovery, Inc. – Class A(d)(e)	1,012	27,587
Discovery, Inc. – Class C(d)	1,427	36,588
DISH Network Corp. – Class A(d)	282	10,183
Eutelsat Communications SA	1,132	19,960
Fox Corp. – Class A(d)	338	11,908
Fox Corp. – Class B(d)	340	11,801
Hakuhodo DY Holdings, Inc.	1,100	17,175
I-CABLE Communications Ltd.(d)	2,936	36
Interpublic Group of Cos., Inc. (The)	1,393	29,559
ITV PLC	7,799	10,560
JCDecaux SA	889	24,807
Lagardere SCA	819	19,932
Liberty Broadband Corp.(d)	346	33,960
Liberty Global PLC(d)	1,811	43,899
Liberty Global PLC – Class A(d)	813	20,000
Liberty Latin America Ltd. – Class C(d)(e)	937	16,107

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Liberty Media Corp.-Liberty SiriusXM – Class A(d)	944	$34,003
Liberty Media Corp.-Liberty SiriusXM – Class C(d)	700	25,298
News Corp. – Class A	2,510	28,589
Omnicom Group, Inc.(e)	460	35,586
Pearson PLC	1,740	17,319
ProSiebenSat.1 Media SE	638	10,415
Publicis Groupe SA	351	19,196
RTL Group SA(d)	289	13,834
RTL Group SA(d)(f)	30	1,608
Schibsted ASA	973	25,632
Schibsted ASA – Class B	1,054	26,616
SES SA	1,380	20,843
Shaw Communications, Inc. – Class B	2,404	48,823
Singapore Press Holdings Ltd.	6,100	10,403
Sirius XM Holdings, Inc.(e)	4,633	24,601
TEGNA, Inc.	850	12,869
Telenet Group Holding NV	522	28,136
WPP PLC	1,472	17,489

		890,883

Wireless Telecommunication Services – 0.2%
KDDI Corp.	800	20,490
Millicom International Cellular SA	591	33,130
NTT DOCOMO, Inc.	1,000	22,986
Rogers Communications, Inc. – Class B	2,193	115,377
SoftBank Group Corp.	200	18,556
Sprint Corp.(d)	2,737	18,803
StarHub Ltd.	10,000	10,831
T-Mobile US, Inc.(d)	690	50,674
Tele2 AB – Class B	4,849	66,956
Vodafone Group PLC	17,886	29,201

		387,004

		3,471,766

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities, Inc.	370	54,172
American Tower Corp.	354	73,905
Ascendas Real Estate Investment Trust	9,200	19,580
AvalonBay Communities, Inc.	234	47,504
Boston Properties, Inc.	360	47,099
British Land Co. PLC (The)	5,156	34,789
Brixmor Property Group, Inc.	1,101	18,882
Camden Property Trust	472	48,786

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CapitaLand Commercial Trust	14,000	$19,699
CapitaLand Mall Trust	12,000	21,068
Colony Capital, Inc.	3,138	16,286
Covivio	424	44,478
Crown Castle International Corp.	494	64,225
Daiwa House REIT Investment Corp.	6	14,182
Dexus	2,267	20,288
Digital Realty Trust, Inc.(e)	378	44,498
Duke Realty Corp.	1,323	39,809
Equinix, Inc.	91	44,207
Equity Residential	641	49,081
Essex Property Trust, Inc.	185	53,972
Extra Space Storage, Inc.	489	52,401
Federal Realty Investment Trust	282	36,866
Gecina SA	296	42,327
Goodman Group	2,849	26,504
GPT Group (The)	4,611	18,448
H&R Real Estate Investment Trust	3,643	61,453
Hammerson PLC	5,647	19,311
HCP, Inc.(e)	1,144	36,276
Host Hotels & Resorts, Inc.	1,706	30,896
ICADE	547	46,473
Intu Properties PLC	9,375	11,021
Iron Mountain, Inc.(e)	1,144	35,064
Japan Prime Realty Investment Corp.	6	25,691
Japan Real Estate Investment Corp.	4	23,801
Japan Retail Fund Investment Corp.	8	16,115
JBG SMITH Properties(e)	232	9,162
Kimco Realty Corp.(e)	1,471	25,595
Klepierre SA	1,062	36,154
Land Securities Group PLC	3,092	32,345
Liberty Property Trust	1,003	47,612
Link REIT	3,000	35,898
Macerich Co. (The)(e)	493	17,911
Mid-America Apartment Communities, Inc.	487	55,606
Mirvac Group	10,349	21,809
National Retail Properties, Inc.	864	46,250
Nippon Building Fund, Inc.	4	27,356
Nippon Prologis REIT, Inc.	7	15,230
Nomura Real Estate Master Fund, Inc.	12	18,641
Prologis, Inc.	721	53,116
Public Storage	203	48,290
Realty Income Corp.	678	47,514
Regency Centers Corp.	664	43,797
RioCan Real Estate Investment Trust	3,105	59,913
SBA Communications Corp.(d)	280	60,595
Scentre Group	5,795	15,296

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Segro PLC	5,086	$44,774
Simon Property Group, Inc.	199	32,256
SL Green Realty Corp.	359	30,874
SmartCentres Real Estate Investment Trust	1,619	39,121
Stockland	5,177	15,891
Suntec Real Estate Investment Trust	13,300	17,649
UDR, Inc.	1,200	53,736
United Urban Investment Corp.	12	19,811
Ventas, Inc.	613	39,416
VEREIT, Inc.	3,437	30,520
Vicinity Centres	8,394	15,046
Vornado Realty Trust	465	30,797
Welltower, Inc.	621	50,438
Weyerhaeuser Co.	1,110	25,308

		2,422,884

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	900	13,206
Brookfield Property REIT, Inc.	456	8,409
CapitaLand Ltd.	6,700	15,721
CBRE Group, Inc. – Class A(d)	938	42,867
City Developments Ltd.	2,300	13,794
CK Asset Holdings Ltd.	2,684	19,425
Daito Trust Construction Co., Ltd.	100	12,992
Daiwa House Industry Co., Ltd.	500	14,939
Deutsche Wohnen SE	1,099	51,880
First Capital Realty, Inc.	2,575	39,608
Hang Lung Group Ltd.	4,000	10,690
Hang Lung Properties Ltd.	7,000	14,769
Henderson Land Development Co., Ltd.	4,192	21,661
Hongkong Land Holdings Ltd.	2,200	14,355
Hulic Co., Ltd.	1,800	14,245
Hysan Development Co., Ltd.	4,000	20,833
Jones Lang LaSalle, Inc.	249	30,988
Kerry Properties Ltd.	4,500	17,105
LendLease Group	1,330	13,117
Mitsubishi Estate Co., Ltd.	900	16,509
Mitsui Fudosan Co., Ltd.	700	16,912
New World Development Co., Ltd.	16,287	24,079
Nomura Real Estate Holdings, Inc.	800	16,391
Sino Land Co., Ltd.	10,000	16,003
Sumitomo Realty & Development Co., Ltd.	1,000	36,770
Sun Hung Kai Properties Ltd.	1,000	15,831
Swire Pacific Ltd. – Class A	2,500	29,581
Swire Properties Ltd.	5,200	21,445
Swiss Prime Site AG(d)	732	59,674

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Tokyo Tatemono Co., Ltd.		1,300	$13,511
Tokyu Fudosan Holdings Corp.		2,900	16,109
Unibail-Rodamco-Westfield		203	30,695
UOL Group Ltd.		3,428	16,886
Vonovia SE		1,235	64,707
Wharf Holdings Ltd. (The)		2,000	5,110
Wharf Real Estate Investment Co., Ltd.		2,000	13,686
Wheelock & Co., Ltd.		2,000	13,203

			817,706

			3,240,590

Total Common Stocks (cost $53,269,172)			64,273,938

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Risk Share Floating Rate – 3.2%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 7.43% (LIBOR 1 Month + 5.00%), 7/25/25(i)	U.S.$	964	1,071,500
Series 2015-C03, Class 2M2 7.43% (LIBOR 1 Month + 5.00%), 7/25/25(i)		5,583	6,106,203

Total Collateralized Mortgage Obligations (cost $6,562,688)			7,177,703

		Shares
PREFERRED STOCKS – 1.4%
Financials – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.4%
Hersha Hospitality Trust Series C 6.875%(e)		60,000	1,506,000
Pebblebrook Hotel Trust Series C 6.50%(e)		58,525	1,486,535

Total Preferred Stocks (cost $2,963,125)			2,992,535

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Mexico – 0.6%
Mexico Government International Bond 4.125%, 1/21/26(e) (cost $1,171,307)	U.S.$	1,174	$1,201,002

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.5%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 6,188,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(d)	AUD	6,188,000	24,168
EUR/USD Expiration: Jul 2019; Contracts: 6,040,000; Exercise Price: EUR 0.90; Counterparty: Bank of America, NA(d)	EUR	6,040,000	18,367
CNH/USD Expiration: Aug 2019; Contracts: 37,963,540; Exercise Price: CNH 6.91; Counterparty: JPMorgan Chase Bank, NA(d)	CNH	37,963,540	60,095

			102,630

Options on Funds and Investment Trusts – 0.5%
iShares MSCI Emerging Markets Expiration: Jun 2019; Contracts: 2,164; Exercise Price: USD 41.50; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	8,980,600	279,156
SPDR S&P 500 ETF Trust Expiration: Jun 2019; Contracts: 396; Exercise Price: USD 282.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	11,167,200	351,648
SPDR S&P 500 ETF Trust Expiration: Jun 2019; Contracts: 792; Exercise Price: USD 276.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	21,859,200	422,928

			1,053,732

Total Options Purchased – Puts (premiums paid $847,497)			1,156,362

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
Altaba, Inc.(d)(j) (cost $40,415)		1,120	$66,304

RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Marks & Spencer Group PLC, expiring 6/12/19(d)		979	483

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 6/3/19(d)(f)		90,241	114

Construction & Engineering – 0.0%
Ferrovial SA, expiring 5/28/19(d)		14	334

			448

Total Rights (cost $454)			931

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Jun 2019; Contracts: 234; Exercise Price: USD 302.00; Counterparty: Morgan Stanley & Co., Inc.(d) (premiums paid $32,067)	USD	7,066,800	351

		Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(j)(k)(l) (cost $2,891,639)		2,891,639	2,891,639

Total Investments Before Security Lending Collateral for Securities Loaned – 97.1% (cost $205,162,519)			216,151,523

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(j)(k)(l) (cost $306,709)	306,709	$306,709

Total Investments – 97.2% (cost $205,469,228)		216,458,232
Other assets less liabilities – 2.8%		6,274,656

Net Assets – 100.0%		$222,732,888

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	39	July 2019	$2,385,240	$(327,651)
Canadian 10 Yr Bond Futures	156	September 2019	16,487,570	144,604
Cattle Feeder Futures	43	August 2019	2,862,188	(511,554)
Cocoa Futures	48	September 2019	1,154,880	(23,417)
Coff Robusta Futures	108	July 2019	1,596,240	49,040
Coffee ‘C’ Futures	32	July 2019	1,255,200	117,117
Copper Futures	38	July 2019	2,508,000	(276,071)
Corn Futures	150	July 2019	3,202,500	419,126
Cotton No.2 Futures	40	July 2019	1,361,600	(214,121)
E-Mini Russell 2000 Index Futures	41	June 2019	3,006,325	(222,728)
Euro STOXX 50 Index Futures	80	June 2019	2,926,933	44,922
FTSE 100 Index Futures	22	June 2019	1,988,943	28,690
Gasoline RBOB Futures	38	June 2019	2,827,154	(345,200)
Gold 100 OZ Futures	72	August 2019	9,439,920	95,051
Hang Seng Index Futures	1	June 2019	170,399	(2,787)
KC HRW Wheat Futures	70	July 2019	1,655,500	134,554
Lean Hogs Futures	49	October 2019	1,568,980	(27,510)
Live Cattle Futures	47	August 2019	1,937,810	(98,422)
Live Cattle Futures	9	October 2019	374,040	(34,269)
LME Lead Futures	40	July 2019	1,807,000	(133,872)
LME Nickel Futures	15	July 2019	1,078,605	(62,911)
LME Primary Aluminum Futures	61	July 2019	2,721,744	(111,511)
LME Zinc Futures	27	July 2019	1,737,450	(128,164)
Long Gilt Futures	47	September 2019	7,703,769	18,636
Low SU Gasoil Futures	49	July 2019	2,829,750	(295,314)
MSCI Emerging Markets Futures	303	June 2019	15,153,030	(610,506)
Natural Gas Futures	53	June 2019	1,300,620	(189,344)
Nikkei 225 (CME) Futures	2	June 2019	204,250	(11,106)
NY Harbor ULSD Futures	35	June 2019	2,705,388	(351,271)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Palladium Futures	69	July 2019	$2,739,990	$(216,499)
Palladium Futures	14	September 2019	1,864,100	17,603
S&P 500 E-Mini Futures	50	June 2019	6,881,500	(95,420)
S&P Mid 400 E-Mini Futures	15	June 2019	2,715,300	(155,224)
Silver Futures	34	July 2019	2,476,390	(82,196)
Soybean Futures	50	July 2019	2,194,375	(93,899)
Soybean Futures	20	November 2019	904,750	(6,809)
Soybean Meal Futures	85	July 2019	2,731,050	64,348
Soybean Meal Futures	12	August 2019	387,240	(6,389)
Soybean Oil Futures	184	July 2019	3,045,936	(192,642)
Sugar 11 (World) Futures	83	June 2019	1,124,816	(72,213)
U.S. T-Note 5 Yr (CBT) Futures	112	September 2019	13,145,125	74,232
U.S. T-Note 10 Yr (CBT) Futures	193	September 2019	24,462,750	252,468
Wheat (CBT) Futures	70	July 2019	1,760,500	143,580
WTI Crude Futures	16	June 2019	856,000	(147,520)

Sold Contracts
10 Yr Australian Bond Futures	33	June 2019	3,250,329	(143,043)
BCOM Comdty Ind	571	June 2019	4,425,250	66,750
Brent Crude Futures	13	July 2019	795,080	46,360
Japan 10 Yr Bond (OSE) Futures	36	June 2019	50,894,663	(211,173)
S&P TSX 60 Index Futures	28	June 2019	3,981,651	(17,968)
Silver Futures	10	July 2019	728,350	(6,125)
SPI 200 Futures	21	June 2019	2,331,561	(79,105)
U.S. T-Note 10 Yr (CBT) Futures	70	September 2019	8,872,500	(51,503)
WTI Crude Futures	14	September 2019	752,080	41,687

				$(3,796,689)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	937	CHF	922	6/13/19	$(15,370)
Australia and New Zealand Banking Group Ltd.	USD	362	CNY	2,438	6/17/19	(9,074)
Bank of America, NA	MXN	12,865	USD	652	6/13/19	(3,056)
Bank of America, NA	MXN	21,907	USD	1,144	6/13/19	27,971
Bank of America, NA	SGD	3,408	USD	2,475	6/13/19	(6,369)
Bank of America, NA	USD	1,398	GBP	1,066	6/14/19	(49,363)
Bank of America, NA	EUR	815	USD	915	6/20/19	2,990
Bank of America, NA	AUD	1,296	USD	899	6/24/19	(566)
Bank of America, NA	USD	911	NZD	1,380	6/26/19	(7,634)
Bank of America, NA	EUR	1,222	USD	1,373	6/27/19	4,474
Bank of America, NA	JPY	98,284	USD	898	6/27/19	(10,706)
Bank of America, NA	USD	3,222	JPY	357,207	6/27/19	80,175
Bank of America, NA	USD	1,397	ZAR	19,684	6/28/19	(49,364)
Bank of America, NA	EUR	2,065	USD	2,326	7/10/19	11,466
Bank of America, NA	RUB	29,246	USD	444	8/06/19	494
Bank of America, NA	USD	902	CNY	6,262	8/06/19	2,250
Barclays Bank PLC	USD	513	INR	35,690	6/07/19	(348)

60 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	781	INR	54,465	6/07/19	$860
Barclays Bank PLC	USD	3,604	TWD	111,076	6/10/19	(83,393)
Barclays Bank PLC	USD	1,797	TWD	56,752	6/10/19	1,444
Barclays Bank PLC	CNY	18,494	USD	2,720	6/12/19	41,451
Barclays Bank PLC	CHF	915	USD	929	6/13/19	13,986
Barclays Bank PLC	CAD	12,376	USD	9,236	6/17/19	76,738
Barclays Bank PLC	EUR	11,038	USD	12,511	6/17/19	165,833
Barclays Bank PLC	USD	2,806	EUR	2,476	6/17/19	(37,198)
Barclays Bank PLC	NOK	8,145	USD	943	6/27/19	11,644
Barclays Bank PLC	AUD	1,448	USD	1,028	6/28/19	22,854
Barclays Bank PLC	ZAR	13,012	USD	912	6/28/19	21,763
Barclays Bank PLC	EUR	815	GBP	698	7/10/19	(28,620)
Barclays Bank PLC	USD	1,871	EUR	1,645	7/10/19	(27,824)
Barclays Bank PLC	ILS	3,257	USD	904	7/16/19	3,088
Barclays Bank PLC	INR	94,277	USD	1,320	7/16/19	(28,181)
Barclays Bank PLC	USD	3,161	INR	224,058	7/16/19	43,840
Barclays Bank PLC	USD	450	CNY	3,131	8/06/19	1,725
Barclays Bank PLC	MYR	7,524	USD	1,788	8/21/19	(8,242)
Barclays Bank PLC	MYR	13,579	USD	3,269	8/21/19	26,397
Barclays Bank PLC	USD	590	MYR	2,443	8/21/19	(6,417)
Barclays Bank PLC	KRW	539,040	USD	453	8/26/19	(1,571)
Barclays Bank PLC	USD	453	KRW	536,792	8/26/19	267
BNP Paribas SA	PLN	3,492	USD	918	6/13/19	7,164
BNP Paribas SA	HKD	7,102	USD	907	6/17/19	985
Citibank, NA	BRL	159	USD	40	6/04/19	(172)
Citibank, NA	USD	40	BRL	159	6/04/19	109
Citibank, NA	TWD	21,452	USD	696	6/10/19	16,657
Citibank, NA	USD	3,308	CNY	22,220	6/12/19	(90,519)
Citibank, NA	CHF	1,393	PLN	5,265	6/13/19	(17,872)
Citibank, NA	USD	3,304	CHF	3,314	6/13/19	8,605
Citibank, NA	USD	1,832	MXN	35,111	6/13/19	(42,992)
Citibank, NA	GBP	708	USD	903	6/14/19	7,245
Citibank, NA	AUD	7,111	USD	5,029	6/17/19	93,976
Citibank, NA	GBP	5,536	USD	7,256	6/17/19	252,520
Citibank, NA	JPY	6,181,794	USD	56,032	6/17/19	(1,072,161)
Citibank, NA	USD	1,080	GBP	824	6/17/19	(37,585)
Citibank, NA	USD	710	AUD	989	6/24/19	(23,306)
Citibank, NA	JPY	154,889	EUR	1,222	6/27/19	(63,803)
Citibank, NA	USD	930	JPY	103,108	6/27/19	23,175
Citibank, NA	USD	933	NOK	7,895	6/27/19	(29,629)
Citibank, NA	USD	673	ZAR	9,735	6/28/19	(6,167)
Citibank, NA	EUR	4,460	USD	5,041	7/10/19	43,408
Citibank, NA	USD	1,356	EUR	1,204	7/10/19	(7,480)
Citibank, NA	CZK	52,634	USD	2,292	7/11/19	14,570
Citibank, NA	ILS	3,315	USD	934	7/16/19	17,464
Citibank, NA	USD	1,353	CAD	1,812	7/24/19	(10,324)
Citibank, NA	CNY	6,171	USD	890	8/06/19	(764)
Citibank, NA	USD	2,403	JPY	261,219	12/13/19	42,490
Credit Suisse International	AUD	1,372	USD	1,012	6/28/19	60,014
Goldman Sachs Bank USA	BRL	10,010	USD	2,506	6/04/19	(44,735)
Goldman Sachs Bank USA	USD	2,538	BRL	10,010	6/04/19	13,370

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	MXN	23,156	USD	1,174	6/13/19	$(5,357)
Goldman Sachs Bank USA	USD	909	CAD	1,219	6/13/19	(6,444)
Goldman Sachs Bank USA	USD	915	MXN	17,408	6/13/19	(27,817)
Goldman Sachs Bank USA	GBP	1,755	USD	2,247	6/14/19	27,391
Goldman Sachs Bank USA	USD	1,804	GBP	1,413	6/14/19	(16,531)
Goldman Sachs Bank USA	AUD	989	USD	711	6/24/19	24,257
Goldman Sachs Bank USA	USD	894	AUD	1,287	6/24/19	(1,241)
Goldman Sachs Bank USA	PLN	3,584	USD	933	7/11/19	(3,446)
Goldman Sachs Bank USA	USD	911	CZK	20,865	7/11/19	(8,015)
Goldman Sachs Bank USA	INR	64,331	USD	912	7/16/19	(7,807)
Goldman Sachs Bank USA	USD	916	ILS	3,258	7/16/19	(14,804)
Goldman Sachs Bank USA	USD	1,079	INR	75,336	7/16/19	(1,601)
Goldman Sachs Bank USA	USD	4,044	INR	284,573	7/16/19	26,021
Goldman Sachs Bank USA	BRL	3,676	USD	892	7/22/19	(40,598)
Goldman Sachs Bank USA	USD	1,361	BRL	5,491	7/22/19	32,460
Goldman Sachs Bank USA	USD	1,342	RUB	87,455	8/06/19	(17,332)
Goldman Sachs Bank USA	USD	2,735	MYR	11,136	8/21/19	(76,462)
HSBC Bank USA	TWD	54,625	USD	1,773	6/10/19	41,724
HSBC Bank USA	CNY	9,273	USD	1,364	6/12/19	21,459
HSBC Bank USA	USD	2,915	CHF	2,950	6/13/19	33,660
HSBC Bank USA	USD	908	AUD	1,311	6/24/19	2,334
HSBC Bank USA	USD	1,387	NZD	2,075	6/26/19	(28,513)
HSBC Bank USA	AUD	775	USD	554	6/28/19	16,055
HSBC Bank USA	ZAR	9,844	USD	665	6/28/19	(9,168)
HSBC Bank USA	ZAR	9,061	USD	625	6/28/19	4,691
HSBC Bank USA	USD	1,131	EUR	1,010	7/10/19	431
HSBC Bank USA	INR	64,753	USD	921	7/16/19	(4,774)
HSBC Bank USA	USD	1,363	ILS	4,851	7/16/19	(21,294)
HSBC Bank USA	USD	451	CNY	3,119	8/06/19	(302)
HSBC Bank USA	USD	1,574	CNY	10,924	8/06/19	3,418
HSBC Bank USA	KRW	2,116,731	USD	1,785	8/26/19	(437)
JPMorgan Chase Bank, NA	TWD	56,451	USD	1,832	6/10/19	42,822
Morgan Stanley & Co., Inc.	BRL	4,193	USD	1,049	6/04/19	(19,967)
Morgan Stanley & Co., Inc.	USD	1,057	BRL	4,193	6/04/19	11,915
Morgan Stanley & Co., Inc.	INR	90,155	USD	1,298	6/07/19	3,247
Morgan Stanley & Co., Inc.	TWD	106,632	USD	3,461	6/10/19	81,869
Morgan Stanley & Co., Inc.	USD	922	TWD	28,347	6/10/19	(24,047)
Morgan Stanley & Co., Inc.	CAD	1,219	MXN	17,774	6/13/19	3,346
Morgan Stanley & Co., Inc.	GBP	705	USD	893	6/14/19	1,357
Morgan Stanley & Co., Inc.	USD	900	AUD	1,297	6/24/19	577
Morgan Stanley & Co., Inc.	JPY	103,832	USD	932	6/27/19	(27,927)
Morgan Stanley & Co., Inc.	SEK	12,803	USD	1,383	6/27/19	30,948
Morgan Stanley & Co., Inc.	AUD	674	USD	499	6/28/19	31,451
Morgan Stanley & Co., Inc.	USD	2,081	AUD	2,819	6/28/19	(124,541)
Morgan Stanley & Co., Inc.	BRL	1,304	USD	323	7/02/19	(8,729)
Morgan Stanley & Co., Inc.	USD	268	BRL	1,084	7/02/19	7,258
Morgan Stanley & Co., Inc.	USD	1,359	CZK	31,093	7/11/19	(13,423)
Morgan Stanley & Co., Inc.	INR	63,716	USD	908	7/16/19	(3,548)
Morgan Stanley & Co., Inc.	USD	447	RUB	29,542	8/06/19	940
Morgan Stanley & Co., Inc.	USD	1,332	KRW	1,581,112	8/26/19	1,582
Morgan Stanley & Co., Inc.	JPY	159,551	USD	1,475	12/13/19	(18,418)

62 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	1,389	CNY	9,326	6/12/19	$(38,732)
Natwest Markets PLC	USD	904	CHF	907	6/13/19	3,308
Natwest Markets PLC	GBP	1,045	USD	1,345	6/14/19	23,308
Natwest Markets PLC	USD	538	EUR	477	6/20/19	(4,644)
Natwest Markets PLC	NZD	2,077	USD	1,373	6/26/19	13,471
Natwest Markets PLC	JPY	428,098	USD	3,877	6/27/19	(80,467)
Natwest Markets PLC	USD	2,096	NOK	17,800	6/27/19	(60,317)
Natwest Markets PLC	GBP	698	USD	911	7/10/19	26,855
Natwest Markets PLC	USD	1,832	EUR	1,629	7/10/19	(6,629)
Natwest Markets PLC	USD	1,803	EUR	1,613	7/10/19	5,019
Natwest Markets PLC	USD	2,549	PLN	9,737	7/11/19	(6,290)
Natwest Markets PLC	CLP	829,144	USD	1,188	7/12/19	20,585
Natwest Markets PLC	USD	1,189	CLP	829,144	7/12/19	(21,387)
Natwest Markets PLC	ILS	12,954	USD	3,652	7/16/19	68,557
Natwest Markets PLC	BRL	4,256	USD	1,056	7/22/19	(24,089)
Natwest Markets PLC	JPY	101,668	USD	940	12/13/19	(12,137)
Standard Chartered Bank	BRL	1,304	USD	330	6/04/19	(2,150)
Standard Chartered Bank	USD	331	BRL	1,304	6/04/19	1,412
Standard Chartered Bank	CNY	3,779	USD	551	6/12/19	3,307
Standard Chartered Bank	SGD	1,240	USD	900	6/13/19	(3,321)
Standard Chartered Bank	USD	1,382	MXN	26,504	6/13/19	(31,619)
Standard Chartered Bank	GBP	1,071	USD	1,402	6/14/19	47,358
Standard Chartered Bank	USD	1,393	GBP	1,062	6/14/19	(49,645)
Standard Chartered Bank	AUD	3,245	USD	2,256	6/24/19	3,291
Standard Chartered Bank	INR	95,249	USD	1,360	7/16/19	(2,669)
Standard Chartered Bank	CNY	17,152	USD	2,497	8/06/19	20,157
State Street Bank & Trust Co.	CHF	2,478	USD	2,477	6/13/19	(673)
State Street Bank & Trust Co.	CHF	928	USD	931	6/13/19	3,302
State Street Bank & Trust Co.	MXN	8,824	USD	451	6/13/19	1,353
State Street Bank & Trust Co.	PLN	1,776	USD	462	6/13/19	(1,863)
State Street Bank & Trust Co.	SGD	294	USD	217	6/13/19	3,550
State Street Bank & Trust Co.	GBP	355	USD	451	6/14/19	1,520
State Street Bank & Trust Co.	CHF	1,562	USD	1,562	6/17/19	(451)
State Street Bank & Trust Co.	DKK	4,350	USD	661	6/17/19	9,718
State Street Bank & Trust Co.	JPY	37,281	USD	338	6/17/19	(6,294)
State Street Bank & Trust Co.	NOK	2,818	USD	326	6/17/19	3,353
State Street Bank & Trust Co.	NZD	9,201	USD	6,300	6/17/19	279,197
State Street Bank & Trust Co.	SGD	621	USD	458	6/17/19	5,590
State Street Bank & Trust Co.	USD	89	JPY	9,813	6/17/19	1,657
State Street Bank & Trust Co.	TRY	2,195	USD	352	6/26/19	(19,814)
State Street Bank & Trust Co.	JPY	40,828	USD	373	6/27/19	(4,915)
State Street Bank & Trust Co.	SEK	3,070	USD	320	6/27/19	(4,020)
State Street Bank & Trust Co.	SEK	3,480	USD	369	6/27/19	1,469
State Street Bank & Trust Co.	USD	2,092	SEK	19,332	6/27/19	(50,955)
State Street Bank & Trust Co.	USD	1,026	AUD	1,450	6/28/19	(19,670)
State Street Bank & Trust Co.	USD	457	ZAR	6,462	6/28/19	(15,112)
State Street Bank & Trust Co.	ZAR	2,555	USD	177	6/28/19	2,584
State Street Bank & Trust Co.	EUR	372	USD	418	7/10/19	1,372
State Street Bank & Trust Co.	CAD	607	USD	450	7/24/19	(139)
State Street Bank & Trust Co.	CAD	640	USD	476	7/24/19	1,732
State Street Bank & Trust Co.	USD	927	CAD	1,244	7/24/19	(5,546)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	2,523	CNY	17,152	8/06/19	$(45,644)
UBS AG	TWD	14,105	USD	448	6/10/19	1,350
UBS AG	SEK	9,652	USD	1,034	6/17/19	15,553
UBS AG	USD	3,335	JPY	366,502	6/27/19	53,062
UBS AG	USD	453	KRW	537,866	8/26/19	430

						$(634,445)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(m)	AUD	1.280	06/2019	6,188,000	AUD	6,188	$64,243	$(64)
CNH vs. USD/ JPMorgan Chase Bank, NA(m)	CNH	6.690	08/2019	36,754,860	CNH	36,755	22,188	(3,636)

Put
AUD vs. USD/ Morgan Stanley Capital Services LLC(m)	AUD	1.450	06/2019	6,188,000	AUD	6,188	33,475	(24,168)
BRL vs. USD/ Natwest Markets PLC(m)	BRL	4.260	07/2019	28,857,240	BRL	28,857	49,653	(16,385)
EUR vs. USD/ Bank of America, NA(m)	EUR	0.920	07/2019	6,040,000	EUR	6,040	7,193	(4,028)
INR vs. USD/ Morgan Stanley Capital Services LLC(m)	INR	71.180	06/2019	518,973,380	INR	518,973	24,840	(1,251)
TRY vs. USD/ JPMorgan Chase Bank, NA(m)	TRY	8.000	10/2019	7,408,000	TRY	7,408	27,595	(11,600)
TRY vs. USD/ Natwest Markets PLC(m)	TRY	8.200	11/2019	36,695,000	TRY	36,695	118,185	(71,614)

							$347,372	$(132,746)

64 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares MSCI Emerging Markets(n)	Morgan Stanley & Co., Inc.	6,492	USD	35.50	June 2019	USD	23,040	$64,667	$(45,444)
SPDR S&P 500 ETF Trust(n)	Morgan Stanley & Co., Inc.	396	USD	269.00	June 2019	USD	10,760	85,672	(107,514)
SPDR S&P 500 ETF Trust(n)	Morgan Stanley & Co., Inc.	792	USD	265.00	June 2019	USD	20,935	171,649	(140,976)
SPDR S&P 500 ETF Trust(n)	Morgan Stanley & Co., Inc.	351	USD	250.00	June 2019	USD	8,750	10,867	(12,285)

								$332,855	$(306,219)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	Quarterly	2.36%	USD	11,875	$739,816	$139,986	$599,830
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	Quarterly	0.30	USD	18,750	304,910	83,186	221,724

						$1,044,726	$223,172	$821,554

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	45,290	2/15/24	3 Month LIBOR	2.605%	Quarterly/ Semi-Annual	$1,668,837	$—	$1,668,837
AUD	15,000	7/09/25	6 Month BBSW	3.168%	Semi-Annual/ Semi-Annual	1,066,278	—	1,066,278
AUD	4,740	2/23/27	6 Month BBSW	3.040%	Semi-Annual/ Semi-Annual	354,544	—	354,544
NZD	20,260	2/24/27	3 Month BKBM	3.508%	Quarterly/ Semi-Annual	1,803,375	—	1,803,375

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
AUD	9,490	2/27/27	6 Month BBSW	2.975%	Semi-Annual/ Semi-Annual	$677,045	$—	$677,045
NZD	10,120	2/28/27	3 Month BKBM	3.445%	Quarterly/ Semi-Annual	869,059	—	869,059

						$6,439,138	$—	$6,439,138

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2019	Notional Amount (000)		Market Value			Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	Quarterly	0.21%	USD	1,110		$(15,814)		$3,759	$(19,573)
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.21	USD	1,490		(21,227)		5,047	(26,274)

Sale Contracts
Deutsche Bank AG
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.21	USD	2,600		37,041		(9,655)	46,696

						$	– 0	–	$(849)	$849

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	45,290	2/13/24	1.944%	CPI	#	Maturity	$(319,057)
Goldman Sachs International	USD	7,650	7/15/21	2.293%	CPI	#	Maturity	(116,777)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD	26,160	1/04/22	1.650%	CPI	#	Maturity	$5,714
JPMorgan Chase Bank, NA	USD	27,930	10/26/21	2.102%	CPI	#	Maturity	(341,295)

								$(771,415)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $550,389 or 0.2% of net assets.

(d)	Non-income producing security.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2019.

(j)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	One contract relates to 1 share.

(n)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BCOM – Bloomberg Commodity Index

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $202,270,880)	$213,259,884	(a)
Affiliated issuers (cost $3,198,348—including investment of cash collateral for securities loaned of $306,709)	3,198,348
Cash collateral due from broker	6,453,968
Foreign currencies, at value (cost $2,409,456)	2,945,862
Unrealized appreciation on forward currency exchange contracts	2,238,095
Unaffiliated dividends and interest receivable	411,039
Receivable for variation margin on centrally cleared swaps	392,685
Market value on credit default swaps (net premiums received $9,655)	37,041
Receivable for capital stock sold	19,248
Affiliated dividends receivable	7,682
Unrealized appreciation on inflation swaps	5,714
Collateral due from securities lending agent	575
Receivable for investment securities sold	8
Other assets	313

Total assets	228,970,462

Liabilities
Due to custodian	606
Options written, at value (premiums received $680,227)	438,965
Unrealized depreciation on forward currency exchange contracts	2,872,540
Unrealized depreciation on inflation swaps	777,129
Payable for capital stock redeemed	770,684
Payable for variation margin on futures	674,839
Payable for collateral received on securities loaned	307,284
Advisory fee payable	119,351
Distribution fee payable	52,439
Market value on credit default swaps (net premiums paid $8,806)	37,041
Administrative fee payable	30,225
Transfer Agent fee payable	26,856
Directors’ fees payable	6,893
Accrued expenses and other liabilities	122,722

Total liabilities	6,237,574

Net Assets	$222,732,888

Composition of Net Assets
Capital stock, at par	$138,540
Additional paid-in capital	221,656,697
Distributable earnings	937,651

	$222,732,888

(a)	Includes securities on loan with a value of $2,772,607 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$196,271,018	12,174,819	$16.12	*

B	$1,737,985	119,331	$14.56

C	$5,720,789	388,482	$14.73

Advisor	$14,404,259	886,122	$16.26

R	$1,368,520	85,564	$15.99

K	$1,263,834	78,590	$16.08

I	$1,966,483	121,094	$16.24

*	The maximum offering price per share for Class A shares was $16.84 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $76,695)	$1,059,302
Affiliated issuers	78,682
Interest	1,016,645
Securities lending income	9,270	$2,163,899

Expenses
Advisory fee (see Note B)	670,701
Distribution fee—Class A	250,242
Distribution fee—Class B	9,082
Distribution fee—Class C	32,970
Distribution fee—Class R	4,257
Distribution fee—Class K	1,534
Transfer agency—Class A	186,415
Transfer agency—Class B	2,124
Transfer agency—Class C	6,410
Transfer agency—Advisor Class	13,475
Transfer agency—Class R	2,259
Transfer agency—Class K	1,259
Transfer agency—Class I	1,154
Custodian	111,450
Audit and tax	65,120
Registration fees	51,683
Administrative	35,914
Printing	33,361
Legal	23,256
Directors’ fees	12,457
Miscellaneous	27,098

Total expenses before bank overdraft expense	1,542,221
Bank overdraft expense	31,925

Total expenses	1,574,146
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,185)

Net expenses		1,570,961

Net investment income		592,938

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(879,620)
Forward currency exchange contracts	166,837
Futures	199,465
Options written	1,090,272
Swaps	(108,230)
Swaptions written	45,058
Foreign currency transactions	276,583
Net change in unrealized appreciation/depreciation of:
Investments(b)	6,797,150
Forward currency exchange contracts	(1,757,556)
Futures	(1,037,663)
Options written	(284,492)
Swaps	3,908,902
Foreign currency denominated assets and liabilities	(614,227)

Net gain on investment and foreign currency transactions	7,802,479

Net Increase in Net Assets from Operations	$8,395,417

(a)	Net of foreign capital gains taxes of $6,799.

(b)	Net of increase in accrued foreign capital gains taxes of $796.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$592,938		$2,367,130
Net realized gain on investment and foreign currency transactions	790,365		1,035,356
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,012,114		(12,561,029)

Net increase (decrease) in net assets from operations	8,395,417		(9,158,543)
Distributions to Shareholders
Class A	(1,152,846)		(7,506,532)
Class B	– 0	–	(64,654)
Class C	– 0	–	(205,668)
Advisor Class	(118,161)		(576,760)
Class R	(4,600)		(69,458)
Class K	(6,357)		(38,879)
Class I	(18,442)		(68,987)
Net decrease	(14,478,008)		(34,001,696)

Total decrease	(7,382,997)		(51,691,177)
Net Assets
Beginning of period	230,115,885		281,807,062

End of period	$222,732,888		$230,115,885

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2019, net assets of the Fund were $222,732,888, of which $4,272,670, or 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$136,390,758		$	– 0	–	$136,390,758
Common Stocks:
Financials		4,552,264		6,763,242			– 0	–	11,315,506
Information Technology		6,748,144		1,266,542			– 0	–	8,014,686
Industrials		3,774,141		3,115,620			– 0	–	6,889,761
Health Care		3,773,611		2,765,697			43,097		6,582,405
Consumer Staples		3,657,731		2,595,554			– 0	–	6,253,285
Consumer Discretionary		2,839,081		2,098,875			– 0	–	4,937,956
Utilities		2,931,609		1,924,540			– 0	–	4,856,149
Materials		2,547,654		2,109,684			– 0	–	4,657,338
Energy		1,675,165		2,379,331			– 0	–	4,054,496
Communication Services		2,090,602		1,379,556			1,608		3,471,766
Real Estate		2,014,745		1,225,845			– 0	–	3,240,590
Collateralized Mortgage Obligations		– 0	–	7,177,703			– 0	–	7,177,703
Preferred Stocks		2,992,535		– 0	–		– 0	–	2,992,535
Governments – Sovereign Bonds		– 0	–	1,201,002			– 0	–	1,201,002
Options Purchased – Puts		– 0	–	1,156,362			– 0	–	1,156,362
Investment Companies		66,304		– 0	–		– 0	–	66,304
Rights		817		– 0	–		114		931
Options Purchased – Calls		– 0	–	351			– 0	–	351
Short-Term Investments		2,891,639		– 0	–		– 0	–	2,891,639
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		306,709		– 0	–		– 0	–	306,709

Total Investments in Securities		42,862,751		173,550,662			44,819		216,458,232
Other Financial Instruments(a):
Assets:
Futures		1,685,156		73,612			– 0	–	1,758,768	(b)
Forward Currency Exchange Contracts		– 0	–	2,238,095			– 0	–	2,238,095
Centrally Cleared Credit Default Swaps		– 0	–	1,044,726			– 0	–	1,044,726	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	6,439,138			– 0	–	6,439,138	(b)
Credit Default Swaps		– 0	–	37,041			– 0	–	37,041
Inflation (CPI) Swaps		– 0	–	5,714			– 0	–	5,714
Liabilities:
Futures		(5,473,565)		(81,892)			– 0	–	(5,555,457	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,872,540)			– 0	–	(2,872,540)
Currency Options Written		– 0	–	(132,746)			– 0	–	(132,746)
Put Options Written		– 0	–	(306,219)			– 0	–	(306,219)
Credit Default Swaps		– 0	–	(37,041)			– 0	–	(37,041)
Inflation (CPI) Swaps		– 0	–	(777,129)			– 0	–	(777,129)

Total		$39,074,342		$179,181,421			$44,819		$218,300,582

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

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During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders

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may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $35,914.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $82,851 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $836 from the sale of Class A shares and received $410, $2,225 and $80 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $3,117.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,266	$40,117	$41,492	$2,891	$74
Government Money Market Portfolio*	398	3,660	3,751	307	5

Total				$3,198	$79

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $79,361, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $753,772, $3,495,967, $420,230 and $253,412 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$152,695		$1,325,117
U.S. government securities	– 0	–	9,823,502

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$29,778,709
Gross unrealized depreciation	(16,489,451)

Net unrealized appreciation	$13,289,258

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended May 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended May 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended May 31, 2019, the Fund held written options for hedging and non-hedging purposes. During the six months ended May 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract

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is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended May 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

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risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of May 31, 2019, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the

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terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the six months ended May 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$489,940	*	Receivable/Payable for variation margin on futures	$405,719	*

Equity contracts	Receivable/Payable for variation margin on futures	73,612	*	Receivable/Payable for variation margin on futures	1,194,844	*

Commodity contracts	Receivable/Payable for variation margin on futures	1,195,216	*	Receivable/Payable for variation margin on futures	3,954,894	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	821,554	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,439,138	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,238,095		Unrealized depreciation on forward currency exchange contracts	2,872,540

Foreign exchange contracts	Investments in securities, at value	102,630

Equity contracts	Investments in securities, at value	1,054,083

Foreign exchange contracts				Options written, at value	132,746

Equity contracts				Options written, at value	306,219

Interest rate contracts	Unrealized appreciation on inflation swaps	5,714		Unrealized depreciation on inflation swaps	777,129

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Market value on credit default swaps	$37,041	Market value on credit default swaps	$37,041

Total		$12,457,023		$9,681,132

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,877,910	$151,391

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(493,460)	247,473

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,184,985)	(1,436,527)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	166,837	(1,757,556)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(124,776)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(589,908)	$(121,382)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(306,560)	395,807

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	369,749	28,086

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	720,523	(312,578)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	45,058	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(198,870)	3,841,004

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	160,322	8,195

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(69,682)	59,703

Total		$372,158	$1,103,616

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2019:

Futures:
Average notional amount of buy contracts	$170,320,284
Average notional amount of sale contracts	$66,153,093
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$109,572,783
Average principal amount of sale contracts	$209,555,883
Purchased Options:
Average notional amount	$42,989,287
Purchased Swaptions:
Average notional amount	$69,320,000	(a)
Options Written:
Average notional amount	$58,886,337
Swaptions Written:
Average notional amount	$69,320,000	(a)
Inflation Swaps:
Average notional amount	$80,145,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$67,221,018
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000
Average notional amount of sale contracts	$2,600,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$30,785,714
Total Return Swaps:
Average notional amount	$1,258,256	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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AB Global Risk Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$148,187	$(131,086)	$	– 0	–	$	– 0	–	$17,101
Barclays Bank PLC	431,890	(221,794)	– 0	–	– 0	–	210,096
BNP Paribas SA	8,149	– 0	–	– 0	–	– 0	–	8,149
Citibank, NA	520,219	(520,219)	– 0	–	– 0	–	– 0	–
Credit Suisse International	60,014	– 0	–	– 0	–	– 0	–	60,014
Deutsche Bank AG	37,041	(37,041)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	129,213	(129,213)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	123,772	(64,488)	– 0	–	– 0	–	59,284
JPMorgan Chase Bank, NA	102,917	(102,917)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	198,658	(198,658)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	161,103	(161,103)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	75,525	(75,525)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	316,397	(175,096)	– 0	–	– 0	–	141,301
UBS AG	70,395	– 0	–	– 0	–	– 0	–	70,395

Total	$2,383,480	$(1,817,140)	$	– 0	–	$	– 0	–	$566,340	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$24,444	$	– 0	–	$	– 0	–	$	– 0	–	$24,444
Bank of America, NA	131,086	(131,086)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	221,794	(221,794)	– 0	–	– 0	–	– 0	–
Citibank, NA	1,402,774	(520,219)	– 0	–	– 0	–	882,555
Deutsche Bank AG	319,057	(37,041)	– 0	–	(282,016)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	426,008	(129,213)	– 0	–	– 0	–	296,795
HSBC Bank USA	64,488	(64,488)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	356,531	(102,917)	– 0	–	(253,614)	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	266,083	(198,658)	– 0	–	– 0	–	67,425
Natwest Markets PLC	342,691	(161,103)	– 0	–	– 0	–	181,588
Standard Chartered Bank	89,404	(75,525)	– 0	–	– 0	–	13,879
State Street Bank & Trust Co.	175,096	(175,096)	– 0	–	– 0	–	– 0	–

Total	$3,819,456	$(1,817,140)	$	– 0	–	$(535,630)	$1,466,686	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in

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the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $2,772,607 and had received cash collateral which has been invested into Government Money Market Portfolio of $306,709. In addition, the Fund, received non-cash collateral of approximately $2,557,683 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $9,270 and $4,776 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2019; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $68. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class A
Shares sold	174,172	409,196	$2,742,812	$6,637,896

Shares issued in reinvestment of dividends	67,349	418,058	1,031,774	6,764,171

Shares converted from Class B	12,220	30,989	194,511	503,007

Shares converted from Class C	51,757	130,581	822,317	2,109,011

Shares redeemed	(1,078,249)	(2,576,714)	(16,917,233)	(41,826,253)

Net decrease	(772,751)	(1,587,890)	$(12,125,819)	$(25,812,168)

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	Shares			Amount
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018

Class B
Shares sold	12,955		13,674	$188,179		$201,325

Shares issued in reinvestment of dividends	– 0	–	4,281	– 0	–	62,973

Shares converted to Class A	(13,508)		(34,217)	(194,511)		(503,007)

Shares redeemed	(18,753)		(19,777)	(267,196)		(290,554)

Net decrease	(19,306)		(36,039)	$(273,528)		$(529,263)

Class C
Shares sold	20,340		52,058	$291,371		$769,526

Shares issued in reinvestment of dividends	– 0	–	11,644	– 0	–	173,035

Shares converted to Class A	(56,541)		(142,684)	(822,317)		(2,109,011)

Shares redeemed	(108,321)		(191,383)	(1,560,681)		(2,837,064)

Net decrease	(144,522)		(270,365)	$(2,091,627)		$(4,003,514)

Advisor Class
Shares sold	144,353		286,411	$2,284,831		$4,682,278

Shares issued in reinvestment of dividends	6,898		31,325	106,442		510,590

Shares redeemed	(102,295)		(497,367)	(1,635,305)		(8,150,880)

Net increase (decrease)	48,956		(179,631)	$755,968		$(2,958,012)

Class R
Shares sold	6,036		10,753	$93,027		$173,132

Shares issued in reinvestment of dividends	302		4,320	4,600		69,458

Shares redeemed	(46,997)		(41,082)	(747,117)		(668,782)

Net decrease	(40,659)		(26,009)	$(649,490)		$(426,192)

Class K
Shares sold	9,269		18,329	$143,711		$297,473

Shares issued in reinvestment of dividends	416		2,407	6,357		38,877

Shares redeemed	(4,697)		(22,852)	(75,067)		(370,195)

Net increase (decrease)	4,988		(2,116)	$75,001		$(33,845)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class I
Shares sold	21,432	30,736	$346,648	$503,933

Shares issued in reinvestment of dividends	1,197	4,237	18,442	68,985

Shares redeemed	(33,719)	(48,756)	(533,603)	(811,620)

Net decrease	(11,090)	(13,783)	$(168,513)	$(238,702)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk

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bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$8,530,938	$15,360,002

Total distributions paid	$8,530,938	$15,360,002

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$691,587
Accumulated capital and other losses	(2,769,405	)(a)
Unrealized appreciation/(depreciation)	(12,660,521	)(b)

Total accumulated earnings/(deficit)	$(14,738,339)

(a)

As of November 30, 2018, the Fund had a net capital loss carryforward of $2,769,405. During the fiscal year, the Fund utilized $28,198 of capital loss carryforwards to offset current year net realized gains.

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(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $2,749,655 and a net long-term capital loss carryforward of $19,750 which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the consolidated financial statements of the Fund.

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NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.62		$ 16.75		$ 15.79		$ 15.29		$ 17.54		$ 16.48

Income From Investment Operations

Net investment income(a)	.04	(b)	.15	(b)	.13	(b)	.15	(b)†	.16		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(.76)		1.67		.36		(.60)		1.11

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.59		(.61)		1.80		.51		(.43)		1.32

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.52)		(.84)		(.01)		(1.10)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.09)		(.52)		(.84)		(.01)		(1.82)		(.26)

Net asset value, end of period	$ 16.12		$ 15.62		$ 16.75		$ 15.79		$ 15.29		$ 17.54

Total Return

Total investment return based on net asset value(d)*	3.80%		(3.81)%		12.00	%(e)	3.34	%†	(2.56	)%(f)	8.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$196,271		$202,193		$243,518		$228,036		$267,703		$304,092

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.37	%^	1.28%		1.29%		1.28%		1.28%		1.28%

Expenses, before waivers/reimbursements(g)(h)	1.37	%^	1.29%		1.30%		1.30%		1.28%		1.28%

Net investment income	.54	%(b)^	.94	%(b)	.79	%(b)	.96	%(b)†	1.01%		1.25%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 14.08		$ 15.13		$ 14.32		$ 13.96		$ 16.13		$ 15.29

Income From Investment Operations

Net investment income (loss)(a)	(.02	)(b)	.02	(b)	(.02	)(b)	0	(b)(c)†	.01		.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50		(.69)		1.54		.36		(.52)		1.02

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.48		(.67)		1.52		.36		(.50)		1.10

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)		(.71)		– 0	–	(.95)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	– 0	–	(.38)		(.71)		– 0	–	(1.67)		(.26)

Net asset value, end of period	$ 14.56		$ 14.08		$ 15.13		$ 14.32		$ 13.96		$ 16.13

Total Return

Total investment return based on net asset value(d)*	3.34%		(4.49)%		11.12	%(e)	2.58	%†	(3.30	)%(f)	7.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,738		$1,952		$2,643		$3,676		$6,033		$11,730

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	2.16	%^	2.07%		2.08%		2.04%		2.05%		2.01%

Expenses, before waivers/reimbursements(g)(h)	2.17	%^	2.08%		2.10%		2.06%		2.05%		2.01%

Net investment income (loss)	(.29	)%(b)^	.13	%(b)	(.16	)%(b)	.01	%(b)†	.10%		.54%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 14.24		$ 15.17		$ 14.37		$ 14.01		$ 16.22		$ 15.37

Income From Investment Operations

Net investment income (loss)(a)	(.03	)(b)	.03	(b)	(.07	)(b)	.03	(b)†	.04		.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.70)		1.60		.33		(.55)		1.03

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.49		(.67)		1.53		.36		(.50)		1.11

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.26)		(.73)		– 0	–	(.99)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	– 0	–	(.26)		(.73)		– 0	–	(1.71)		(.26)

Net asset value, end of period	$ 14.73		$ 14.24		$ 15.17		$ 14.37		$ 14.01		$ 16.22

Total Return

Total investment return based on net asset value(d)*	3.44%		(4.50)%		11.18	%(e)	2.57	%†	(3.27	)%(f)	7.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,721		$7,588		$12,188		$40,885		$50,508		$57,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	2.12	%^	2.04%		2.05%		2.03%		2.02%		2.00%

Expenses, before waivers/reimbursements(g)(h)	2.13	%^	2.05%		2.06%		2.05%		2.02%		2.00%

Net investment income (loss)	(.34	)%(b)^	.17	%(b)	(.46	)%(b)	.18	%(b)†	.26%		.53%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.77		$ 16.92		$ 15.94		$ 15.41		$ 17.67		$ 16.55

Income From Investment Operations

Net investment income(a)	.06	(b)	.20	(b)	.19	(b)	.16	(b)†	.21		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56		(.79)		1.67		.40		(.61)		1.17

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.62		(.59)		1.86		.56		(.39)		1.38

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.56)		(.88)		(.03)		(1.15)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.13)		(.56)		(.88)		(.03)		(1.87)		(.26)

Net asset value, end of period	$ 16.26		$ 15.77		$ 16.92		$ 15.94		$ 15.41		$ 17.67

Total Return

Total investment return based on net asset value(d)*	3.99%		(3.58)%		12.38	%(e)	3.55	%†	(2.27	)%(f)	8.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,404		$13,201		$17,200		$12,960		$23,311		$20,893

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.12	%^	1.03%		1.04%		1.03%		1.02%		1.00%

Expenses, before waivers/reimbursements(g)(h)	1.12	%^	1.04%		1.05%		1.05%		1.02%		1.00%

Net investment income	.81	%(b)^	1.20	%(b)	1.19	%(b)	1.06	%(b)†	1.34%		1.25%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.47		$ 16.59		$ 15.61		$ 15.15		$ 17.40		$ 16.40

Income From Investment Operations

Net investment income(a)	.00	(b)(c)	.09	(b)	.06	(b)	.06	(b)†	.11		.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56		(.75)		1.67		.40		(.60)		1.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.56		(.66)		1.73		.46		(.48)		1.26

Less: Dividends and Distributions

Dividends from net investment income	(.04)		(.46)		(.75)		– 0	–	(1.05)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.04)		(.46)		(.75)		– 0	–	(1.77)		(.26)

Net asset value, end of period	$ 15.99		$ 15.47		$ 16.59		$ 15.61		$ 15.15		$ 17.40

Total Return

Total investment return based on net asset value(d)*	3.61%		(4.11)%		11.63	%(e)	3.04	%†	(2.84	)%(f)	7.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,369		$1,952		$2,526		$2,743		$4,241		$4,523

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.70	%^	1.62%		1.63%		1.61%		1.61%		1.59%

Expenses, before waivers/reimbursements(g)(h)	1.70	%^	1.63%		1.64%		1.62%		1.61%		1.59%

Net investment income (loss)	(.04	)%(b)^	.58	%(b)	.36	%(b)	.41	%(b)†	.69%		.95%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.58		$ 16.71		$ 15.75		$ 15.25		$ 17.50		$ 16.45

Income From Investment Operations

Net investment income(a)	.04	(b)	.15	(b)	.10	(b)	.15	(b)†	.16		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(.77)		1.68		.36		(.59)		1.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.59		(.62)		1.78		.51		(.42)		1.31

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.51)		(.82)		(.01)		(1.11)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.09)		(.51)		(.82)		(.01)		(1.83)		(.26)

Net asset value, end of period	$ 16.08		$ 15.58		$ 16.71		$ 15.75		$ 15.25		$ 17.50

Total Return

Total investment return based on net asset value(d)*	3.80%		(3.80)%		12.00	%(e)	3.27	%†	(2.55	)%(f)	8.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,264		$1,147		$1,265		$1,809		$1,939		$2,098

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.39	%^	1.31%		1.31%		1.30%		1.30%		1.27%

Expenses, before waivers/reimbursements(g)(h)	1.39	%^	1.32%		1.33%		1.31%		1.30%		1.27%

Net investment income	.52	%(b)^	.91	%(b)	.66	%(b)	1.00	%(b)†	.99%		1.26%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.76		$ 16.90		$ 15.94		$ 15.39		$ 17.66		$ 16.52

Income From Investment Operations

Net investment income(a)	.07	(b)	.20	(b)	.18	(b)	.29	(b)†	.22		.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(.77)		1.69		.30		(.60)		1.13

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	.62		(.57)		1.87		.59		(.37)		1.40

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.57)		(.91)		(.04)		(1.18)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.14)		(.57)		(.91)		(.04)		(1.90)		(.26)

Net asset value, end of period	$ 16.24		$ 15.76		$ 16.90		$ 15.94		$ 15.39		$ 17.66

Total Return

Total investment return based on net asset value(d)*	3.98%		(3.52)%		12.39	%(e)	3.81	%†	(2.12	)%(f)	8.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,966		$2,083		$2,467		$2,218		$402		$49

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.05	%^	.98%		.93%		.86%		.91%		.83%

Expenses, before waivers/reimbursements(g)(h)	1.05	%^	.98%		.95%		.87%		.91%		.83%

Net investment income	.86	%(b)^	1.25	%(b)	1.14	%(b)	1.88	%(b)†	1.45%		1.59%

Portfolio turnover rate	0	%(i)	9%		30%		79%		250%		96%

See footnote summary on pages 113-114.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by .07% for the year ended November 30, 2015.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

(h)The	expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Class A
Net of waivers/reimbursements	1.34	%^	1.27%	1.29%	1.28%	N/A	N/A
Before waivers/reimbursements	1.34	%^	1.28%	1.30%	1.29%	N/A	N/A
Class B
Net of waivers/reimbursements	2.14	%^	2.06%	2.08%	2.04%	N/A	N/A
Before waivers/reimbursements	2.14	%^	2.07%	2.10%	2.06%	N/A	N/A
Class C
Net of waivers/reimbursements	2.09	%^	2.03%	2.05%	2.03%	N/A	N/A
Before waivers/reimbursements	2.10	%^	2.04%	2.06%	2.05%	N/A	N/A
Advisor Class
Net of waivers/reimbursements	1.09	%^	1.02%	1.04%	1.03%	N/A	N/A
Before waivers/reimbursements	1.09	%^	1.03%	1.05%	1.05%	N/A	N/A
Class R
Net of waivers/reimbursements	1.67	%^	1.62%	1.63%	1.61%	N/A	N/A
Before waivers/reimbursements	1.67	%^	1.62%	1.64%	1.62%	N/A	N/A
Class K
Net of waivers/reimbursements	1.36	%^	1.30%	1.31%	1.29%	N/A	N/A
Before waivers/reimbursements	1.36	%^	1.31%	1.33%	1.31%	N/A	N/A
Class I
Net of waivers/reimbursements	1.02	%^	.97%	.93%	.85%	N/A	N/A
Before waivers/reimbursements	1.02	%^	.97%	.95%	.87%	N/A	N/A

(i)	Amount is less than .50%.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	For the year ended November 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.06%	.06%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2019 and years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .23%, .01%, .81%, .01%, .08% and .06%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

^	Annualized.

See notes to consolidated financial statements.

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RESULTS OF STOCKHOLDERS MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Global Risk Allocation Fund, Inc. (the “Company”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Company’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Michael J. Downey	7,733,871	251,517
William H. Foulk, Jr.*	7,725,777	259,611
Nancy P. Jacklin	7,737,770	247,618
Robert M. Keith	7,744,167	241,221
Carol C. McMullen	7,747,106	238,282
Garry L. Moody	7,745,341	240,047
Marshall C. Turner	7,728,776	256,612
Earl D. Weiner	7,730,595	254,794

2.	To vote upon the approval of new advisory agreements for the Company with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
5,850,820	144,502	289,364	1,700,702

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Global Risk Allocation Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement

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with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of

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the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors

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understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels, and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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NOTES

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NOTES

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0152-0519

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 26, 2019